SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 3, 1996





                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)



    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants's telephone number, including area code (314) 231-1575
________________________________________________________________




________________________________________________________________
(Former name or former address, if changes since last report.)

ITEM 5.  OTHER EVENTS



a.  Asset Purchase Agreement, executed on June 3, 1996, between
    Fox Photo, Inc. and Wolf Camera, Inc. for the purchase of fifty retail one-hour photofinishing stores.


b.  Amendment to Asset Purchase Agreement, executed on June 3,
    1996, between Fox Photo, Inc. and Wolf Camera, Inc.

                                                     ITEM 5 (a)

                   ASSET PURCHASE AGREEMENT

      THIS AGREEMENT (the "Agreement"), made and entered into as of the 15TH day of APRIL, 1996, by and among Fox Photo, Inc. , a Delaware corporation (hereinafter referred to as "Seller"), and Wolf Camera, Inc. a Georgia corporation (hereinafter referred to as "Purchaser").

      WITNESSETH THAT:

      WHEREAS, Seller owns and operates fifty (50) retail one hour photofinishing stores that are located in the Orlando, Florida; Atlanta, Macon and Columbus, Georgia; Chicago, Illinois; and Chattanooga and Nashville, Tennessee; markets (hereinafter referred to as, the "Stores"), more specifically described in Exhibit A attached hereto and made a part hereof; and

      WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, certain of Seller's assets, property and property rights used in connection with the operation by Seller of the Stores (said business operations hereinafter sometimes referred to as the "Business");

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, Seller and Purchaser agree as follows:

      1. Purchase and Sale of Assets. Seller hereby agrees to sell, assign, transfer, convey, and deliver to Purchaser, and Purchaser agrees to buy from Seller, the following assets and properties of Seller (both collectively and alternatively, the "Sale Assets"):

         (a) Fixed Assets and Inventory. All of Seller's fixed assets, consisting of photographic development and processing equipment, enlargers, cash register equipment, copy and other equipment, leasehold improvements, fixtures, sign holders, and furniture, used in connection with and located at the Stores, including but not limited to the assets described on Schedule 1(a) (1) attached hereto and made a part of this Agreement, as well as all of Seller's inventory described in Schedule 1(a)
(2) attached hereto (excluding any expired film or other damaged or unsalable merchandise and any opened packages of paper), and supplies which are held or used in connection with the Stores, all of Seller's finished work and work-in-process; and all of Seller's accounts receivable.

         (b) Other Assets. The following other assets owned by Seller and used in the Business:

           (i) All of the Seller's rights in and to the leases for the Stores (both collectively and alternatively, together with all modifications and supplements thereto, the "Leases");

           (ii) Seller's telephone numbers and white and yellow-page listings with respect to the Stores, subject to the approval of the respective telephone companies;

           (iii) All marketing and sales aids on hand in the Stores, including, but not limited to those developed by Kodak or other suppliers, and all point-of-sale promotional devices;

           (iv) Seller's goodwill and business relating to the operation of the Stores;

           (v) Copies of all customer and vendor lists and records relating to the Stores, including all remaining customer cards; and

           (vi) All cash remaining in the Stores as of the close of business on the Effective Closing Date.

         (c)  Purchaser shall also have the right to use
Seller's signs and marketing and sales aids as necessary for transition, but not exceeding six (6) months subsequent to Actual Closing.

      2. Assumption of Liabilities. Purchaser hereby agrees to assume the specific liabilities, duties and obligations of Seller described in paragraphs (a), (b), and (c) below, as of the Effective Closing Date, and not for or with respect to the period prior to the Effective Closing Date:

         (a) Leases for Stores. Exhibit A attached hereto contains a complete and accurate schedule of the Leases for the Stores. Subject to the provisions of paragraph 6(i) hereof, at the Actual Closing, Seller shall deliver an assignment of all of its interest in and to the Leases to Purchaser, and Purchaser shall assume all of Seller's obligations under the Leases, arising from and after the Effective Closing Date. To the extent that any Landlord's consent is required for assignment, representatives of Seller and Purchaser shall cooperate in seeking to obtain such consents and shall each pay one-half the cost of any fees imposed by any Landlord incident to such assignment.

         (b) Customer Orders. Purchaser shall assume all of Seller's obligations to deliver and complete orders for film development which are outstanding but not prepaid with respect to the Business at the Effective Closing Date, Seller's obligations to honor Seller's outstanding, valid premiums and discount coupons and Seller's obligations to pay for merchandise ordered from vendors in the ordinary course of business and not delivered prior to the Effective Closing Date; provided that any such order over $5,000.00 shall be disclosed to Purchaser prior to such order.

         (c) Advertising and Promotional Expenses. Purchaser shall assume Seller's obligations to pay for reasonable amounts of advertising and promotional activities with respect to the Stores and the Business; provided that such activities shall be disclosed to Purchaser prior to incurring such obligations and only to the extent that such advertising and promotional activities occur after the Effective Closing Date.

         (d) Other Liabilities Excluded. Except as expressly provided in this Agreement, Purchaser does not and shall not assume any obligation for any of the debts, liabilities, or obligations of Seller, whether now or hereafter existing, accrued or contingent, or arising out of or related to consummation of the transactions contemplated herein.
Purchaser has not agreed to offer employment to any of Seller's employees in the Stores and is not assuming any obligation with respect to such employees. Seller covenants and agrees that Seller shall pay promptly, when due, all of Seller's debts, liabilities, and obligations in connection with the Stores and the Business, as of the Effective Closing Date.

      3. Purchase Price.  The aggregate purchase price
("Purchase Price") to be paid by Purchaser to Seller for the Sale Assets shall be computed and paid as follows:

         (a) Fixed Assets, Baseline Inventory and Other Assets. The base Purchase Price shall be One Million Nine Hundred Thousand Dollars ($1,900,000.00) and shall constitute payment for the following assets: (i) fixed assets; (ii) inventory equal to Five Thousand Dollars ($5,000.00) at each Store with an aggregate value of Two Hundred Fifty Thousand Dollars ($250,000.00); (iii) finished work and work-in-process; (iv) accounts receivable and (v) all other equipment owned by Seller and used in the operation of the Stores; and (vi) other assets as necessary to consummate the acquisition contemplated by this Agreement.

         (b) Excess Inventory. Purchaser shall pay for all inventory valued at more than Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate at Seller's cost for such inventory. The value of the inventory shall be determined as of the close of business on the Effective Closing Date.

         (c) Cash. Purchaser shall reimburse Seller for all cash remaining in the Stores as of the close of business on the Effective Closing Date.

         (d) Adjustments. The Purchase Price shall be adjusted by the net amount of the adjustments provided for in paragraph
8.

         (e) Payment of Purchase Price. The Purchase Price shall be paid in full at Closing by wire transfer to Seller of immediately available funds, provided however that the amount payable pursuant to paragraph 3(b) for inventory in excess of an aggregate of Two Hundred Fifty Thousand Dollars ($250,000.00) shall be paid within ten (10) days after Purchaser's receipt Seller's invoice therefor.

         (f)  Purchase Price Allocation.   Seller and
Purchaser shall use their best efforts to agree upon the allocation of the Purchase Price by the sixtieth day following the Actual Closing.

      4. Seller's Warranties, Representations and Covenants.
Seller represents and warrants to and covenants with Purchaser that as of the date hereof and as of the Effective Closing
Date:

         (a) Seller's Authority. The transaction contemplated hereby has been unanimously approved by the Board of Directors of Seller, and evidence of such authority reasonably satisfactory in form and content to Purchaser's counsel will be delivered by Seller at Closing.

         (b)  Title to Assets.   Seller has good title to all
of the Assets. At Closing, Seller will have full power and authority to transfer to Purchaser title to the Assets free and clear of any and all claims, liens, encumbrances, security interests, judgments, restrictions and charges of every nature whatsoever, other than claims of Landlords to leasehold improvements, asserted based upon Lease entitlement.

         (c) Store Leases. Seller warrants that Exhibit A is an accurate and complete list of all Store Leases.

         (d) Representations Regarding Store Lease Obligations. Except as otherwise provided herein, Seller has, and at
Closing shall have performed all of its obligations under its tenancies at the Stores and particularly, Seller will have paid all rents, and, to the extent Seller has received invoices from Landlords therefor, additional rents, applicable common area expenses and allocations, taxes, insurance, advertising fees, marketing and/or Merchant's Association contributions and any and all other amounts due and payable under the Leases on or before the Actual Closing and will have performed all of its maintenance and repair obligations required by its Leases to the extent such maintenance and repair obligation is required to be performed or arises prior to the Actual Closing Date.
To the best of Seller's knowledge, Seller's fixtures and all systems serving the premises, including heating, air conditioning, plumbing and electrical are in good working order and repair, ordinary wear and tear excepted, and will be in such working order on the date of Actual Closing. To the best of Seller's knowledge, no roof for any Store leaks. If Seller becomes aware of any leak in any roof of any Store prior to Actual Closing, Seller shall promptly report any such leak to the appropriate Landlord and diligently pursue Landlord's repair of such leak.

      (e) Legal Use of Premises. Seller has received no notice of the violation of any material law, rule or regulation pertaining to the Business or the operation of the Stores, and to the best of Seller's knowledge no such violation exists.

      (f) Rent Prorations and Deposits. Except as otherwise provided in this Agreement, rents and all other amounts due under the Stores Leases and utilities for the Stores as well as taxes, governmental charges, and assessments, shall be prorated as of the date of Actual Closing, based on such costs being amortized over the term that the payment represents. All such prorations shall be paid in cash to Seller or Purchaser, as appropriate, as soon as practical after Closing.

      (g) No Breach of Lease. To the best of Seller's knowledge, there have been no occurrences or omissions which now or through omission to act or the passage of time are or could be asserted a breach of any of the Store Leases by Seller, and no notice of default or termination or modification of any Store Lease has been delivered to Seller or Seller's agents by any Landlord.

      (h) Creditors List. Seller warrants that Schedule 4(h) attached hereto and incorporated herein by this reference is an accurate and complete list of Seller's creditors for amounts in excess of Five Thousand Dollars ($5,000.00). Seller further warrants that it will pay all such creditors in accordance with applicable credit terms for all charges relating to the operation of the Business prior to Actual Closing.

      (i) Tax Returns, etc. Seller has, in a timely manner, filed all tax returns, forms and reports required for operation of the Business and proper maintenance of the Assets, and all taxes reported as being owed have been paid in full.

      (j) Licenses and Related Matters. To the best of Seller's knowledge, all of the Stores are, and have been, operated pursuant to valid business licenses and certificates of occupancy (where required) and, as of the date of construction, all of the Stores were in compliance with applicable building, safety, and zoning and land use ordinances, rules, and regulations.

      (k) Laws, Ordinances and Regulations. To the best of Seller's knowledge, the Stores and the Business have been and shall continue through Actual Closing to be, operated and conducted in compliance in all material respects with all applicable laws, ordinances, rules, and regulations.

      (l) Suits, Claims, Investigations, Proceedings, etc. There are no suits, proceedings, administrative claims, or governmental investigations or claims pending or, to the best of Seller's knowledge, threatened, whether or not disputed, which could reasonably be expected to affect either (i) Seller's performance hereof, or (ii) the title to the Assets. Any suits or proceedings pending as of or arising prior to the Effective Closing Date will be defended by Seller at Seller's sole cost and shall be Seller's legal responsibility. All such pending suits as of the date of this Agreement are described on
Schedule 4(l), attached hereto.

      (m) Eminent Domain. To the best of Seller's knowledge, no proceeding in eminent domain, condemnation or other involuntary conversion is pending or threatened as to any Store or any portions thereof.

      (n) General Taxes. Seller has filed with the appropriate governmental agencies, all required tax returns and tax reports and has paid, and shall pay as and when due and payable all local, state and federal income, sales, use, withholding, FICA, unemployment and other similar or dissimilar taxes or charges reported on said returns to be due. Any taxes to be withheld or collected by Seller and to paid over to a taxing authority, have been withheld, collected and paid or will be paid when due.

      (o) Profit Sharing, Stock Options and Pension Plans. Seller has no profit sharing plans or other employee contribution retirement plans that would affect Purchaser's purchase of any of the Assets as contemplated herein or create any financial burden or obligation on Purchaser not otherwise discussed herein.

      (p) Employment Contracts. Seller has no employment contracts or collective bargaining agreements with any person or entity for which Purchaser could incur liability as a result of execution of this Agreement or consummation of the transaction contemplated hereunder.

      (q) Environmental Compliance. To the best of Seller's knowledge, Seller's use of the Stores, including the plumbing and sewerage facilities have been in full compliance with all laws, rules, ordinances and orders relating to the handling and/or disposal of "Hazardous Materials and Substances" which is or was regulated by any applicable local or state governmental authority or by the United States Government or any agencies or divisions thereof. Seller warrants that there have been no spills, pollutions or contaminations of any Store as of the date of Actual Closing that present a material risk of harm to public health or the environment, and that as of the date of Actual Closing, there will be no such contaminations that present a material risk of harm to public health or the environment.

      5. Purchaser's Warranties, Representations and Covenants.
Purchaser represents and warrants to and covenants with Seller that:

         (a) Access to and Retention of Records. Purchaser will, after the Effective Closing Date, maintain and keep the copies of books and records transferred by Seller to Purchaser for a reasonable period of time (not to exceed two (2) years) after the Effective Closing Date, and will permit Seller, or its duly authorized officers, agents, or employees, to examine any of the books and records transferred by Seller to Purchaser hereunder, upon prior notice, at reasonable times for the purpose of assisting Seller in any litigation, audit, governmental proceeding or similar action. Purchaser agrees to use such books and records as are transferred by Seller pursuant to the acquisition contemplated hereby only for its internal corporate purposes and to keep all such books and records strictly confidential, except as deemed necessary by Purchaser or Purchaser's officers.

         (b) Authorization. The transaction provided for hereunder have been duly authorized by the Board of Directors of Purchaser, and does not require the consent or approval of any other entity or person to be binding upon Purchaser.

      6. Conditions Precedent to Purchaser's Obligation to Perform. The obligations of Purchaser to purchase the Sale Assets are subject to the satisfaction at or before the Actual Closing of all of the conditions set out below in this paragraph 6, except to the extent such conditions are waived by Purchaser prior to Actual Closing.

         (a) Except as otherwise permitted by this Agreement, all representations and warranties by the Seller in this Agreement or in any written statement that shall be delivered to Purchaser by Seller under this Agreement shall be true and correct on and as of the Effective Closing Date as though made at that time.

         (b) Seller shall have performed, satisfied and complied with all covenants, agreements, and conditions required by this Agreement to be performed, satisfied or complied with by Seller on or before the Effective Closing
Date.

         (c) During the period from the date hereof to the Effective Closing Date, Seller shall not have sustained any material loss or damage to the Sale Assets, whether or not insured, that materially affects Seller's ability to conduct the Business or operate the Stores; provided, however, that notwithstanding anything in this Agreement to the contrary, if Purchaser waives this condition, the Sale Assets shall include the amount of any proceeds collected by Seller with respect to any such loss, damage, or destruction and an assignment of all Seller's rights under any insurance policies covering such loss, damage, or destruction.

         (d) There shall have been no material adverse change in the Business, the Stores or in any of the obligations of Seller being transferred to Purchaser between the date hereof and the Effective Closing Date, except as to which Purchaser shall have consented in writing.

         (e) No action, suit or proceeding before any court or any governmental body or authority pertaining to the transaction contemplated by this Agreement or to its consummation, the result of which would materially and adversely affect the Business, the Stores, the Sale Assets, or the Leases, shall have been instituted or threatened on or before the Effective Closing Date.

         (f) The execution and delivery of this Agreement by Seller and the performance of Seller's covenants and obligations under it shall have been duly authorized by all necessary corporate action and Purchaser shall have received copies of all resolutions pertaining to such authorization, certified by the Secretary of Seller.

         (g) Purchaser shall have received from Landlords of the Stores fully executed consents to the assignment of the Leases scheduled in Exhibit A in form and substance reasonably satisfactory to Purchaser and its Counsel. Seller shall use its best efforts to obtain all such consents, but Seller's failure to obtain such consents shall not constitute a breach of any obligation under this Agreement, provided that Seller does not require as a condition to such consent or assignment the release of Seller. In the event that required Landlord consents are not obtained prior to Actual Closing, Seller agrees to continue to use its best efforts to obtain such consents after the Actual Closing.

         (h) Purchaser shall have received from the Landlord of each Store a fully executed estoppel letter or agreement in form and substance satisfactory to Purchaser.

         (i) Purchaser shall have received a certificate of good standing for Seller from the Secretary of State of Delaware and any other certificates reasonably requested by Purchaser to insure that no amounts are due or to become due with respect to the Sale Assets.

         (j) Purchaser shall be satisfied in its examinations of the Business, the Stores, the Sale Assets, and the Leases, and Seller's books and records relating thereto; provided, however, that unless Purchaser notifies Seller at least ten
(10) days prior to the Effective Closing Date that it is not satisfied with Seller's books and records and other documents relating to the Business, the Stores, the Sale Assets, and the Leases, this condition shall be deemed waived by Purchaser.

         (k) Purchaser shall have obtained financing sufficient to consummate the acquisition contemplated herein on terms and conditions satisfactory to Purchaser in its sole discretion; provided, however, that unless Purchaser notifies Seller within seven (7) days after the date of this Agreement that it has not obtained satisfactory financing, this condition shall be deemed waived by Purchaser.

         7.   The Closing:

         (a) Closing Date. The Actual Closing shall occur on or before June 5, 1996, but in no event more than ten (10) days after all conditions precedent to closing have been fulfilled to Purchaser's satisfaction, as specified in paragraph 6 hereof, ("Actual Closing"), but the Effective Closing Date as referenced in this Agreement shall be as of the close of business on the preceding day ("Effective Closing Date") or such other date as may be mutually determined by the parties.

         (b) Place of Closing. The Actual Closing shall be held at the offices of Seller at 1706 Washington Avenue, St.
Louis, Missouri 63103 (or at such other place and time as the parties may agree).

         (c) Instruments of Transfer. At the Actual Closing, Seller shall deliver to Purchaser a Bill of Sale (including a warranty of title), Assignments of Leases, and other instruments of transfer, conveyance and assignment, in form and substance reasonably satisfactory to Purchaser's counsel.

         (d) Payment. At the Actual Closing, Purchaser shall deliver to Seller funds in the amount specified in accordance with paragraph 3 hereof.

         (e) Payroll Information. At the Actual Closing, Seller shall deliver to Purchaser true and complete copies of its payroll registers and records for the Stores for the period commencing February 4, 1996, through the pay period immediately preceding the Effective Closing Date, together with such other information as Purchaser may reasonably request regarding Seller's payroll, social security and income tax withholding, and similar matters with respect to those of Seller's employees to be hired by Purchaser, if any. Seller shall deliver payroll registers which cover the remaining pay periods up to the Effective Closing Date within two weeks after the Effective Closing Date.

      8. Adjustments and Prorations at Closing. The following adjustments and prorations shall be computed through the Effective Closing Date, and the Purchase Price specified in paragraph 3 shall be adjusted accordingly; provided, however, that in the absence of such adjustments and prorations hereunder amounts calculated pursuant to subparagraphs (a) through (c) below shall be payable by the party liable therefor upon demand by the party entitled thereto:

         (a) Utility Bills. The amount of all unpaid utility bills with respect to the Sale Assets allocable in whole or in part to the period through the Effective Closing Date shall be prorated through the Effective Closing Date. The parties agree to attempt to cause such billings to be separated as of the Effective Closing Date, if at all possible.

         (b) Lease Obligations. The amount of any lease obligations, including any base rent, additional percentage rent, security deposits, maintenance charges, real estate taxes, etc., with respect to the Leases being acquired by Purchaser shall, to the extent possible, be prorated as of the Effective Closing Date. To the extent that such amounts cannot be prorated as of the Effective Closing Date, the parties agree to make subsequent adjustments between each other as the obligations become fixed and known, or capable of estimation with reasonable certainty.

         (c) Personal Property Taxes. The amount of any personal property taxes to be assessed against the Sale Assets for the year 1996 shall be prorated as of the Effective Closing Date, based on the amount of such taxes paid by Seller for the year 1995.

         9. Covenant Not to Compete. Based on Seller's national reputation and presence and ability to extensively promote and advertise on a national basis, Seller agrees that for a period of three years after Actual Closing, neither it nor any of its affiliated corporations will own, manage, operate or control any business whose primary service or product is photofinishing in any of the following markets:
Orlando, Florida; Atlanta, Macon, and Columbus, Georgia; Chicago, Illinois; and Chattanooga and Nashville, Tennessee.

         10. Bulk Sales. Purchaser waives compliance by Seller with the provisions of the so-called bulk sales law of any jurisdiction; provided, however, that Seller will indemnify, defend and hold harmless Purchaser in respect of any loss relating to, resulting from, or arising out of Seller's failure so to comply with such laws in connection with the transaction contemplated by this Agreement.

         11. Seller's Indemnification. Seller shall indemnify and hold Purchaser harmless from any and all claims, actions, losses, damages, expenses, and costs (including reasonable attorneys fees), incurred or threatened by reason of any material default by Seller hereunder or the untruth or incorrectness in any material respect of any representation by Seller contained herein, or by default of Seller of any other covenant contained in this Agreement, including, specifically without limitation of the generality thereof, the following:

      (a) any obligations of Seller under any Lease arising prior to the Date of Actual Closing, including rent, additional rent, percentage rent, and, if applicable, common area maintenance, taxes, insurance, advertising requirement, merchant's association dues, taxes or other similar charges imposed by or under the Lease, whether as additional rent or otherwise;

      (b) claims by any federal, state or local taxing authority for taxes, penalties, assessments, fines, interest or other amount due prior to the Actual Closing Date or for acts or omissions of Seller occurring before the Acutal Closing Date;

      (c) payment owing to any creditor of Seller relating to the conduct of the Business prior to the Actual
           Closing Date and not paid by Seller in accordance with the terms and conditions of the credit obligations or this Agreement;

      (d) any obligation of Seller under any executory contract assumed by Purchaser, which obligation arose prior to the Acutal Closing Date;

      (f) any claim brought against Purchaser, which claim is in fact an obligation of Seller related to the Business, accruing on or before the Actual Closing
           Date.

      12. Purchaser's Indemnification. Purchaser agrees to indemnify, defend and hold harmless Seller from and against and in respect of any and all claims, demands, losses, expenses, costs, obligations, damages, and liabilities, including, without limitation, interest, penalties and reasonable legal and accounting fees, that Seller may incur by reason of Purchaser's material breach of or failure to perform any of its warranties, guaranties, commitments or covenants in this Agreement or by reason of any claim based upon or in connection with Purchaser's conduct of the Business after the Effective Closing Date, or by reason of any act or omission of Purchaser or any of its successors or assigns after the Effective Closing Date that constitutes a breach or default under or a failure to perform any obligation, duty or liability of Seller under any lease, contract, or other agreement, including, without limitation, the Leases for the Stores, to which Seller is a party or by which it is bound at the Effective Closing Date, but only to the extent to which Purchaser expressly assumes such obligations, duties and liabilities under this Agreement.

      13. Indemnification Threshold and Notice. Notwithstanding any other provision of this Agreement, neither party shall be entitled to indemnification from the other party until the aggregate amount of costs or claims incurred by the party seeking indemnification exceeds Fifty Thousand Dollars ($50,000.00), in which event the party seeking indemnification shall be entitled to indemnification only to the extent such costs or claims exceed Fifty Thousand Dollars ($50,000.00).
Each party hereto shall promptly notify the other of the existence of any claim for which it might be entitled to indemnity.

      14. Expenses. Purchaser and Seller shall each pay their respective costs and expenses incurred or to be incurred by them in negotiating and preparing this Agreement and in closing and carrying out the transaction contemplated by this

Agreement. Purchaser and Seller shall each pay one-half the cost of any assignment fee imposed by any Landlord incident to Seller's assignment of any Lease to Purchaser.

      15. Brokers' Fees. Seller and Purchaser each represents to the other that it has not employed or used the services of any finder or broker in connection with the transaction contemplated by this Agreement. Seller and Purchaser each warrant that they will indemnify and hold the other harmless from and against any loss, liability or damage, including any expenses, arising out of a claim for such commission or fee insofar as such claim arises by reason of services alleged to have been rendered to or at the instance of such party.

      16.  Miscellaneous.

         (a) Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto and the documents to be delivered pursuant hereto, supersedes all other agreements and understandings between the parties, either oral or written, constitutes the entire agreement of the parties with respect to the subject matter hereof; and shall be amended only by an instrument in writing executed by all parties hereto.

         (b) Binding Effect. This Agreement, and the covenants herein contained, shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, assigns, and legal representatives.

         (c) Passage of Title and Risk of Loss. Title and risk of loss with respect to the Assets will not pass to Purchaser until such Assets are transferred at the Actual Closing, which transfer, once it has occurred, will be deemed effective for tax, accounting and other computational purposes as of 11:59 p.m. central time on the Effective Closing Date.

         (d) Notices. Whenever any party shall be required to give notice or demand to another party according to the provisions of this Agreement, such notice or demand shall be deemed sufficient and effective (i) when delivered by a nationally recognized overnight courier service; (ii) three (3) days after deposit in the United States mails, postage prepaid, certified, return receipt requested; or (iii) upon receipt of confirmation of facsimile transmission, and addressed:

            (i)  In the case of Seller, to
                 Fox Photo, Inc.
                       1706 Washington Ave.
                 St. Louis, Missouri 63103
                 Attn:  Theodore J. de Buhr
                            President
                 with a copy to:

                 Jane E. Nelson
                 General Counsel


            (ii) In the case of Purchaser, to:

                 Wolf Camera, Inc.
                 Corporate Headquarters
                 1706 Chantilly Drive
                 Atlanta, Georgia 30234
                 Attn: Mr. Sheldon Zimmerman
                       Vice President and
                       Chief Financial Officer

                 with a copy to:

                 Stephen M. LaMastra, Esq.
                 Vice President and General Counsel

Any party may change the address to which such notices are to be addressed by giving the other party notice in the manner herein set forth.

         (e) Schedules. As mentioned in this Agreement, attached hereto or delivered pursuant hereto are the following
Exhibit and Schedules:

         Exhibit A -- List of  Stores and Leases
         Schedule 1(a)(1) -- List of Fixed Assets
         Schedule 1(a)(2) -- Schedule of Inventory
         Schedule 4 (h )-- Key Creditors
         Schedlue 4(l)--Litigation

         (f) Paragraph Headings, Etc. Paragraph headings throughout this Agreement are for the convenience of the parties and do not constitute a part hereof. Personal pronouns hereunder shall be deemed masculine, feminine or neuter, singular or plural, as the context requires.

         (g) Governing Law. This Agreement shall be governed in all respects, including its validity, construction, interpretation, breach, performance, and termination, by the laws of the State of Missouri.

         (h) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which counterparts collectively shall constitute one instrument representing the Agreement among the parties.

         (i) Further Assurances. Each party agrees to execute and deliver, or cause to be executed and delivered, all such instruments, certificates, and documents, and to take all such other actions, as any party to this Agreement may reasonably request from time to time in order to effectuate the purpose and intent of this Agreement.

         (j) No Agency. Nothing in this Agreement shall be construed as constituting either party as the agent for service of process and as an employee, partner, or joint venturer of the other.

      17. Survival of Representations, Warranties and Covenants.
All representations, warranties, covenants and agreements contained in this Agreement, or any document executed and delivered in connection herewith, shall survive the Actual
Closing for a period of two (2) years.

      18. Press Releases. Any press releases or other public communications regarding this Agreement or the transactions contemplated hereby shall be at such time and in such form as the parties shall mutually determine.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                              WOLF CAMERA,  INC.,
                              a Georgia corporation
                              By: /s/ Charles T. Wolf
                                  -----------------------
                                      Charles T. Wolf
                              Title:  President
                                      "Purchaser"



                              FOX PHOTO, INC.,

                              By: /s/ Theodore J. de Buhr
                                  -----------------------
                                      Theodore J. de Buhr
                                      President
                                      "Seller"

                                                   EXHIBIT A

                             LIST OF STORES AND LEASES
LOC.#              MALL                      LEASING-CO.                  NOTICE DATE
41F13     Florida Mall #836              DeBartolo
41F76     Lake Square                    General Growth
41H30     Melbourne Square               DeBartolo
41J71     Altamonte Mall                 O'Connor Group
41J84     Orlando Fashion Square         Schroder
41B26     Northgate Mall                 The Yarmouth Group
41F40     Hamilton Place                 CBL
41J09     Bellevue Center                Taubman
41J23     Rivergate Mall                 O'Connor
41J36     Cool Springs Galleria          CBL                                 02/01/98
41J44     Harding Mall                   David E.Miller Development Co.
41J49     Hickory Hollow Mall            O'Connor Group
41304     Eastridge Crossing             CBL
41142     Yorktown S/C                   E. D. Pherson
41250     Lakehurst S/C                  JYJ
41251     Northwoods                     Simon
41266     Hawthorne Center               JMB
41276     (Harlem N.) Oak Park           Harlem N.Shopping Pl.               06/01/96
41277     Golf Plaza II                  Golf Mgmt.                          12/01/96
41279     Northbrook                     Homart
41B12     Mall at Cherryvale             Jacobs
41H84     Golf Mill                      General Growth
41H85     Woodfield S/C                  Taubman Co.
41J16     Northfield Square              Debartolo
41J28     Charlestown Center             Charwill Assoc.
46016     Abernathy Square               Maxwell Prop., Inc.
46017     Briarcliff Village S/C         Branch Realty Mgmt.
46018     Gwinnett Mall Corners S/C      FMI Retail Grp.
46019     Rockmor Plaza                  M & P Mgmt., Inc.                   7/1/96 T.
46020     Sprayberry Square              Ewing Soeast Realty

                                                   EXHIBIT A

                     LIST OF STORES AND LEASES (Continued)
LOC.#              MALL                      LEASING-CO.                  NOTICE DATE
46022     Powers Ferry Plaza S/C         Forum Mgmt. Co.
46023     Dunwoody Village               New Market Mgmt. Co.
46024     Merchants Walk S/C             Ewing Southeast
41F38     Lakeshore Mall SP F-5          Aronoy Realty Mgmt.
41H86     Macon Mall                     Colonial Properties
41H87     Columbus Square                Rouse
41J78     Peachtree Mall                 Jim Wilson
46J92     Northpoint Mall                Homart
46J93     The Peach                      Carter
46J89     Fox 1-HR                       CPI Copy Services
47021     Kroger GA-350 (Atlanta)        Kroger                              09/01/98
47G53     Kroger #352 (Atlanta)          The Kroger Co.
47G55     Kroger #388 (Atlanta)          The Kroger Co.
47G56     Kroger #381 (Atlanta)          The Kroger Co.
47G57     Kroger #334 (Atlanta)          The Kroger Co.
47JD1     Kroger #425                    The Kroger Co.
47JD4     Kroger #378                    The Kroger Co.
47JD5     Kroger #257                    The Kroger Co.
47JD6     Kroger #400                    The Kroger Co.
40JF2     Kroger #415                    The Kroger Co.
47TW3     Kroger #336                    The Kroger Co.
47TY4     Kroger #390 (Aalanta)          The Kroger Co.                      02/01/98


                                                   EXHIBIT A

                     LIST OF STORES AND LEASES (Continued)
LOC.#  OPTIONS                      NOTICE      KICKOUTS
                                    DATE
41F13  None                                  No termination
41F76  None                                  No termination
41H30  None                                  No termination
41J71  None                                  No termination
41J84  None                                  No termination
41B26  None                                  No termination
41F40  None                                  No termination
41J09  None                                  No termination
41J23  None                                  No termination
41J36  1-3yr-180 days                 LL     LL may terminate the lease after the 5th yr
       prior (2/1/98)                        if sales don't produce 5% rent within 180
                                             days notice
41J44  None                        90 days   Tenant may term if landlord grants another
                                             tenant the right to operate a photo
                                             processing studio as its primary use,90
                                             days notice
41J49  None                                  No termination
41304  1-3yr-6mos prior                      No termination
41142  None                                  No termination
41250  None                                  No termination
41251  None                                  No termination
41266  None                                  No termination
41276  1-5yr-180 days notice                 No termination
41277  1-5yr-6mos notice                     No termination
41279  None                                  No termination
41B12  None                                  No termination
41H84  None                                  No termination
41H85  None                                  No termination
41J16  None                                  No termination

                                                   EXHIBIT A

                     LIST OF STORES AND LEASES (Continued)
LOC.#  OPTIONS                      NOTICE      KICKOUTS
                                    DATE
41J28  None                                  No termination
46016  None                                  None
46017  None                                  None
46018  None                                  None
46019  1-5yr-Auto                            None
       (90 days term)(7/1/96)
46020  None                                  None
46022  None                                  None
46023  None                                  None
46024  None                                  None
41F38  None                                  No termination
41H86  None                                  No termination
41H87  None                        30days    LL & TT may term with 30 days prior written
                                             notice
41J78  None                                  No termination
46J92  None                                  None
46J93  None                                  None
46J89  None
47021  2-3yr-90 days(9/1/98)       30 days   Economic adversity, sles not $150,000
                                             during any 12 mo period, term with 30 days
                                             notice
47G53  None                        30 days   Economic adversity, sales not $150,000
                                             during any 12 mo period, term with 30 days
                                             notice
47G55  None                        30 days   Economic adversity, sales not $150,000
                                             during any 12 mo period, term with 30 days
                                             notice

                                                   EXHIBIT A

                     LIST OF STORES AND LEASES (Continued)
LOC.#  OPTIONS                      NOTICE      KICKOUTS
                                    DATE
47G56  None                        30 days   Economic adversity, sales not $150,000
                                             during any 12 mo period, term with 30 days
                                             notice
47G57  None                        30 days   Economic adversity, sales not $150,000
                                             during any 12 mo period, term with 30 days
                                             notice
47JD1  None                        60 days   If gross receipts at any of the mini labs
                                             are less than $75,000 for any 12 mo period,
                                             tenant after first 180 days after
                                             commencement date, term with 60 days notice
47JD4  None                        60 days   If gross receipts at any of the mini labs
                                             are less than $75,000 for any 12 mo period,
                                             tenant after first 180 days after
                                             commencement date, term with 60 days notice
47JD5  None                        60 days   If gross receipts at any of the mini labs
                                             are less than $75,000 for any 12 mo period,
                                             tenant after first 180 days after
                                             commencement date, term with 60 days notice
47JD6  None                        60 days   If gross receipts at any of the mini labs
                                             are less than $75,000 for any 21 mo period,
                                             tenant after forst 180 days after
                                             commencement date, term with 60 days notice
40JF2  None                        60 days   If gross receipts at any of the mini labs
                                             are less than $75,00 for any 12 mo period,
                                             tenant after first 180 days after
                                             commencement date, term with 60 days notice


                                                   EXHIBIT A

                     LIST OF STORES AND LEASES (Continued)
LOC.#  OPTIONS                      NOTICE      KICKOUTS
                                    DATE
47TW3  None                        30 days   Economic adversity, sales not $150,000
                                             during any 12 mo period, term with 30 days
                                             notice
47TY4  2-3yr-90 days(2/1/98)       30 days   Economic adversity, sales not $150,000
                                             during any 12 mo period, term with 30 days
                                             notice


                                              SCHEDULE 1 (a)(1)

                                 LIST OF FIXED ASSETS
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41B12
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004533723     NIKON FE-2   2551562                                  02/06/88
0003165900     DENSTM 01077                      1077                06/01/83
0004512817     SRUNT 69HA0218                    69HA0218            03/06/84
0004516240     1264 SRU 69JE0730                 69JE0730            11/13/84
0004516886     1780 PR UNT 6692340               6692340             11/13/84
0004523992     4570 DENSTM 813                   813                 06/26/86
0004528508     65-5122 SILVER REC STAND                              04/03/87
0004528724     10019 F PROC U1040464             1040464             04/03/87
0004528725     10020 LDPLR U7140504              7140504             04/03/87
0004528731     10026 SRU 36HJ0232                36HJ0232            04/03/87
0004528738     10034 ENL PCU3910394              3910394             04/03/87
0004528739     10035 DPROC U1100697              1100697             04/03/87
0004528745     65-10041 USED MISC NONSER                             04/03/87
0004530654     ILL TAX ON 4 " CONVERSION                             09/18/87
0004531853     65-5123 SILVER REC TANK                               04/03/87
0004532053     DESIGN FOR EQUIPMENT                                  06/26/87
0004532062     ENLRGR PRNTR 7080391              7080391             04/03/87
0004532066     65-10038 USED GREET CARD                              04/03/87
0004536927     5968 PRNTR 8528040160             8528040160          05/29/88
0004536928     5968 PPROC 8538039160             8538039160          05/29/88
0004536929     65-5968 DP KIT                                        05/29/88
0004536930     65-5968 GC ATTCH                                      05/29/88
0004538591     65-5968 SCANNER                                       05/29/88
0004539869     LABOR ON 2-1-2 CONVERSION                             04/03/89
0004547059     601 FIELD CONVERSON                                   05/29/90
0007007911     RFB CHG PRT/PRC 852800916                             09/19/93
0007007912     FRT ON RFB PRT/PRC                                    09/19/93

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41B12 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004528722     USED FURNITURE AND FIXTUR                             04/03/87
0004528732     STEEL SHELVES                                         07/24/87
0004529737     MFG AND INSTALL SIGN                                  06/26/87
0004530700     ILL USE TAX AUGUST 1987                               09/18/87
0004532056     LAMINATE & COUNTERS                                   07/24/87
0004532058     PORTRAIT SCREENS INSTALL.                             07/24/87
0004535860     CAMERA COLUMN MONITOR STD                             06/26/88
0004536555     5X7' BOOKCASE                                         09/18/88
0007008697     MISC.FIXTURES                                         06/01/93
0004528807     DESIGN FOR LEASEHOLD                                  06/26/87
0007008698     DRYWALL/PAINTING                                      06/01/93
0007008699     SPRINKLER SYSTEM                                      06/01/93
0007008700     CERAMIC TILE                                          06/01/93
0007012293     HVAC REPAIR                                           06/26/94
0004545868     6971 CSHRG 23-0004093             23-0004093          03/06/90
0007003877     CSH RG 23-AT140                   23-AT140            12/06/92
0004535738     SPECIAL PURPOSE                                       07/24/87
0004536256     SPECIAL PURPOSE                                       04/03/87
0007008694     SLATWALL,ETC.                                         06/01/93
0007008695     ELECTRIC,WIRING,ETC.                                  06/01/93
0007008696     CERAMIC TILE                                          06/01/93


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41B26
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004135200     DENSTM 990                        990                 08/01/85
0004521731     2117 DENSTM 88051                 CI-88051            02/06/86
0004536841     6419 SRU 000269                   269                 09/18/88
0004538378     10357 PRNTR 7170338               7170338             12/11/88
0004538379     FILM PROC 1040347                 1040347             12/11/88
0004538380     10359 ENLRGR 7080428              7080428             12/11/88
0004539850     65-6512 DENSTM 006512             6512                03/06/89
0004540524     65-6631 4" CONVERSION                                 06/26/89
0004541487     2-1-2 CONVERSION                                      07/24/89
0004547060     601 FIELD CONVERSION                                  05/29/90
0004547702     7078 LDR PLR 8413209              8413209             07/24/90
0004549019     USED D PROC 1100455               1100455             10/16/90
0004550060     GC ATTCH                                              11/13/90
0004554149     10357 P PROC 3890337              3890337             12/11/88
0004554150     10357 OC TBL 7120337              7120337             12/11/88
0004554151     10357 P CTTR 7190368              7190368             12/11/88
0000802763     TENN SALES TAX AUDIT                                  02/06/95
0000805394     USE TAX                                               01/14/96
0004538711     JAN 89 SALES & USE TAX                                02/06/89
0004538940     ACQUISITION FURNITURE                                 12/11/88
0004539601     TILE                                                  03/06/89
0004542559     FURNISH,INSTALL NEW SIGN                              10/16/89
0004549228     FILM DISPLAY                                          10/16/90
0004549229     CRATING CHARGE                                        10/16/90
0004539028     ACQUISITION LEASEHOLD                                 12/11/88
0004548761     MISC L/HOLD EXPENSES                                  06/26/90
0007013030     HVAC REPAIRS--AIR HNDLR W                             05/28/94
0004546311     7002 CSHRG 23-0007530             23-0007530          04/03/90

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41F13
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004517217     P CTTR 7900178                    7900178             01/09/85
0004520455     PR UNT 6692703                    6692703             08/21/85
0004523043     3622 F PROC 1740014               1740014             05/01/86
0004523044     3622 PRNTR 7890178                7890178             05/01/86
0004523045     3622 P PROC 5260014               5260014             05/01/86
0004523049     65-3622 DISC CONV KIT                                 05/01/86
0004523062     INSTALLATION COSTS                                    05/01/86
0004523768     3144 ENL PRT 7080757              7080757             06/26/86
0004523769     3144 ENL PRC 3910759              3910759             06/26/86
0004525048     STORAGE/HANDLING EQUIP                                05/01/86
0004525054     DESIGN FOR EQUIP                                      09/18/86
0004527306     DISC MODIFICATIONS                                    05/01/86
0004540360     2-1-2 CONVERSION                                      05/29/89
0004543826     GREET CARD ATTCH                                      09/18/89
0004547264     65-7056 DENSTM 8234               8234                06/26/90
0004552884     RBLT LDR PLR 8413526              8413526             06/26/91
0007000417     SRU 36GK0088                      36GK0088            04/26/92
0004523522     INSTALL SIGN                                          05/29/86
0004525056     SLATWALL                                              09/18/86
0004525057     FILM DISPENSER/FRT                                    05/01/86
0004525058     36" SHOWCASE                                          05/01/86
0004525059     36" SHOWCASE                                          05/01/86
0004525060     24" CASH WRAP                                         05/01/86
0004525061     LIGHT BOX                                             05/01/86
0004525062     BACK BAR                                              05/01/86
0004525063     SLEEVER TABLE                                         05/01/86
0004525064     36" NEW STYLE GATE                                    05/01/86

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41F13 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004525065     8" FILLER PANEL                                       05/01/86
0004525066     8" FILLER PANEL                                       05/01/86
0004525067     3" GATE END UNIT                                      05/01/86
0004526965     65-4339 CEILING FAN                                   11/13/86
0007004158     WINDOW SIGNAGE                                        01/10/93
0007015853     DEC.'94-USE TAX                                       12/11/94
0000804532     HVAC REPAIR                                           03/31/96
0000804533     HVAC REPAIR                                           03/31/96
0004525053     WALLS/CEILING/FLOORS                                  05/01/86
0004525055     DESIGN FOR LEASEHOLD                                  09/18/86
0007003951     MISC LEASEHOLD IMPROVEMEN                             09/11/92
0004545815     6954 CSHRG 23-0004254             23-0004254          03/06/90
0004525049     RESIL TILE FOR EQUIP                                  05/01/86
0004525050     PLUMBING FOR EQUIP                                    05/01/86
0004525051     HVAC FOR EQUIP                                        05/01/86
0004525052     ELECTRIC FOR EQUIP                                    05/01/86
0007003952     MISC SPECIAL PURPOSE                                  09/11/92

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41F38
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004436200     DENSTM 884                        884                 03/01/87
0004512552     SRU 55MA0014                      55MA0014            03/06/84
0004522486     3203 LDR PLR 8410027              8410027             04/03/86
0004528764     INSTALLATION COSTS                                    09/18/87
0004529062     1974 PRNTR 7890222                7890222             09/18/87
0004529064     1974 P CTTR 7900222               7900222             09/18/87
0004529065     1974 OC TBL 7121181               7121181             09/18/87
0004529067     1974 PR UNT 6692807               6692807             09/18/87
0004531042     1974 PPROC 5260058                5260058             09/18/87
0004531543     1974 F PROC 1770157               1770157             09/18/87
0004532363     2277 ENL PRT 7080991              7080991             09/18/87
0004532364     2277 ENL PRC 5460093              5460093             09/18/87
0004532538     DESIGN FOR EQUIPMENT                                  09/18/87
0004535612     3105 D PROC 1102846               1102846             09/18/87
0004541488     2-1-2 CONVERSION                                      07/24/89
0004550059     GC ATTCH                                              11/13/90
0004530204     65-3243 2 CEILING FAN KTS                             07/24/87
0004530809     FURNISH & INSTALL SIGN                                10/16/87
0004531429     NOV 87 SALES & USE TAX                                12/11/87
0004532525     PLEXIGLASS                                            09/18/87
0004532526     FILLER                                                09/18/87
0004532527     GATE                                                  09/18/87
0004532528     BACK COUNTER                                          09/18/87
0004532529     FILM DISPLAY W/ POST BDS                              09/18/87
0004532530     FILM PREP/PROCESSOR                                   09/18/87
0004532531     GATE END                                              09/18/87
0004532532     36" GLASS DISPLAY                                     09/18/87
0004532533     24" CASH & WRAP UNIT                                  09/18/87

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41F38 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004532534     36" COUNTER/WORK AREA                                 09/18/87
0004532535     12" LIGHT TABLE                                       09/18/87
0004532536     QUALITY CONTROL                                       09/18/87
0004532537     SLEEVER TABLE                                         09/18/87
0004532539     SHELVES                                               09/18/87
0004532713     SLATWALL                                              09/18/87
0004536289     FURNITURE AND FIXTURES                                09/18/87
0004532524     WALLS/CEILINGS/FLOORS                                 09/18/87
0004532603     DESIGN FOR LEASEHOLD                                  09/18/87
0004534367     STOREFRONT ADDITIONS                                  03/06/88
0007002974     WORK ON HVAC                                          08/16/92
0004546313     7004 CSHRG 23-0030763             23-0030763          04/03/90
0004537044     SPECIAL PURPOSE                                       09/18/87


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41F140
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004514145     PR UNT U6691228                   6691228             05/29/83
0004514461     D PROC U1100889                   1100889             07/24/84
0004520649     F PROC U0781150                   0781150             07/24/85
0004520650     PRNTR U6970743                    6970743             07/24/85
0004520651     P PROC U3541193                   3541193             07/24/85
0004520652     OC TBL U6680544                   6680544             07/24/85
0004520655     P CTTR U6571420                   6571420             07/24/85
0004520956     1919 LDR PLR 7140241              7140241             11/13/85
0004529066     1974 LDR PLR 8410770              8410770             09/18/87
0004530323     P/F INSTALLATION COST                                 07/24/87
0004530558     AUGUST 1987 USE TAX                                   08/21/87
0004531278     DESIGN FOR EQUIPMENT                                  07/24/87
0004532010     65-5222 SLVR RECOV UNIT                               07/24/87
0004532017     1699 ENL PRT 7080987              7080987             07/24/87
0004532018     1699 ENL PRC 5460089              5460089             07/24/87
0004532118     65-5226 SILV RECOV TNK                                07/24/87
0004537721     6502 DENSTM 005382                5382                11/13/88
0004549900     RFB PRNTR 6870743                 6970743             12/11/90
0004549901     RFB P PROC 3541193                3541193             12/11/90
0004549902     RFB F PROC 0781150                0781150             12/11/90
0004549903     RFB OC TBL 6680544                6680544             12/11/90
0004549904     RFB P CTTR 6571420                6571420             12/11/90
0004550801     STRG,HANDLING EQUIP                                   01/09/91
0004554565     GREETING CARD ATTACHMENT                              10/16/91
0000802764     TENN SALES TAX AUDIT                                  02/06/95
0000805395     USE TAX                                               01/14/96
0004531260     FREE STANDING SHELVES                                 07/24/87
0004531261     PLASTIC LAMINATE                                      07/24/87

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41F140 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004531262     ASSORTED CONST. FIXTURES                              07/24/87
0004531263     FILLER                                                07/24/87
0004531264     48" DISPLAY CASE                                      07/24/87
0004531265     CASH AND WRAP                                         07/24/87
0004531266     44" COUNTER                                           07/24/87
0004531267     END CAP                                               07/24/87
0004531268     GATE                                                  07/24/87
0004531269     END CAP                                               07/24/87
0004531270     LIGHT TABLE                                           07/24/87
0004531271     COUNTER                                               07/24/87
0004531272     BACKBAR                                               07/24/87
0004531273     FILM DISPLAY/2 POSTER DSP                             07/24/87
0004531274     FILM PREP                                             07/24/87
0004531275     QUALITY CONTROL                                       07/24/87
0004531276     SLEEVER                                               07/24/87
0004531277     RAILING WALL                                          07/24/87
0004531863     FURNISH AND INSTALL SIGN                              09/18/87
0004535919     FURNITURE AND FIXTURES                                07/24/87
0004531256     WALLS/CEILINGS/FLOORS                                 07/24/87
0004531259     SPRINKLER & CONCRETE SLAB                             07/24/87
0004531391     DESIGN FOR LEASEHOLD                                  07/24/87
0004546305     6996 CSHRG 23-0030497             23-0030497          04/03/90
0004531257     SPECIAL PURPOSE                                       07/24/87
0004531258     REMOVAL OF REAR DOOR                                  07/24/87


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41F76
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004516246     1267 SRU 69JE0731                 69JE0731            11/13/84
0004532660     65-4129 DENSTM 003510             003510              12/11/87
0004534946     INSTALLATION COSTS                                    05/29/88
0004535481     DESIGN FOR EQUIPMENT                                  05/29/88
0004535814     6142 ENL PRT 7081076              7081076             05/29/88
0004535815     6142 ENL PRC 5460168              5460168             05/29/88
0004535816     6143 D PROC 2000812               2000812             05/29/88
0004538593     F PROC 7917186160                 7917186160          06/26/88
0004538594     PRNTR 8528066170                  8528066170          06/26/88
0004538595     PPROC 8538071170                  8538071170          06/26/88
0004538596     65-     SCANNER                                       06/26/88
0004538597     65-     DP KIT                                        06/26/88
0004538598     65-     GC ATTACH                                     06/26/88
0004534952     INSTALLED SIGN                                        05/29/88
0004535465     SLEEVER TABLE                                         05/29/88
0004535466     LIGHT BOX                                             05/29/88
0004535467     CASH AND WRAP                                         05/29/88
0004535468     DISPLAY CASE                                          05/29/88
0004535469     POSTER DISPLAY                                        05/29/88
0004535470     BACKBAR                                               05/29/88
0004535471     FILM DISPLAY                                          05/29/88
0004535472     DESK TOP & 2 LEGS                                     05/29/88
0004535473     FILM PREP CABINET                                     05/29/88
0004535474     GATE                                                  05/29/88
0004535475     10 FT. RAILING                                        05/29/88
0004535476     QUALITY CNTL TOP W/4 LEGS                             05/29/88
0004535477     FILLER COUNTER                                        05/29/88
0004535478     SCREEN PANEL                                          05/29/88

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41F76 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004535479     SIGN                                                  05/29/88
0004535715     JULY 88 SALES AND USE TAX                             07/24/88
0004538539     CONSTRUCTION FURN AND FIX                             05/29/88
0007015860     DEC.'94-USE TAX                                       12/11/94
0004535480     DESIGN FOR LEASEHOLD                                  05/29/88
0004538173     WATER METER,SPRINKLER,TRV                             05/29/88
0004538540     CONSTRUCTION L/HOLD                                   05/29/88
0007016894     HVAC REPAIR,TAX                                       03/05/95
0004545827     6951 CSHRG 23-0030337             23-0030337          03/06/90
0004538538     CONSTRUCTION SPL PURPOSE                              05/29/88

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41H30
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004512948     6162 F PROC U1040656              1040656             03/06/84
0004512949     6163 PRNTR U7170632               7170632             03/06/84
0004512950     6164 P PROC U3890621              3890621             03/06/84
0004512951     6165 P CTTR U7190668              7190668             03/06/84
0004512952     6166 D PROC U1101095              1101095             03/06/84
0004512953     6167 OC TBL U7120617              7120617             03/06/84
0004512954     6168 LDR PLR U7140710             7140710             03/06/84
0004512957     6170 PR UNT U6691863              6691863             03/06/84
0004512961     DISC MODIFICATION                                     03/06/84
0004512964     DESIGN FOR EQUIPMENT                                  03/06/84
0004512965     INSTALLATION COSTS                                    03/06/84
0004512966     MISC NON SERIAL EQUIP                                 03/06/84
0004523047     3622 LDR PLR 8131357              8131357             05/01/86
0004528252     65-1872 WASHLESS CONVERS                              02/06/87
0004534416     1365 SRU 69JG0822                 69JG0822            12/11/84
0004534417     1872 ENL PRT 7080642              7080642             05/01/85
0004534418     GC ATTCH                                              07/24/85
0004534419     65-4924 4& CONVERSION                                 01/09/87
0004540373     2-1-2 CONVERSION                                      05/29/89
0004542672     65-6747 DENSTM 7360               7360                10/16/89
0004550089     GC ATTCH                                              11/13/90
0004551157     601 FIELD CONVERSION                                  02/06/91
0007005044     PHOTO VISION BOOTH                                    02/07/93
0004513023     FURNITURE AND FIXTURES                                03/06/84
0004516753     MERCURY SIGN/INSTALLATION                             12/11/84
0004517237     ADDL COST OF SIGN                                     01/09/85
0004518946     2 CEILING FANS THERMOSTAT                             02/06/85
0007015875     DEC.'94-USE TAX                                       12/11/94

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41H30 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000801855     7.5 TON TRANE SPLIT SYSTE                             08/20/95
0004513014     LEASEHOLD IMPROVEMENTS                                03/06/84
0004555396     TILE AND INSTALL                                      11/13/91
0004545843     6950 CSHRG 23-0004065             23-0004065          03/06/90
0004513047     ELECTRIC FOR EQUIPMENT                                03/06/84
0004513048     PLUMBING FOR EQUIPMENT                                03/06/84
0004513049     H V A C  FOR EQUIPMENT                                03/06/84
0004531975     SECURITY GRILL                                        04/03/87
0007012733     REBUILT GATE                                          03/06/94


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41H84
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004519181     2323 SRU 69JK0914                 69JK0914            06/26/85
0004526369     3204 F PROC 1740022               1740022             11/13/86
0004526370     3204 PRNTR 7890186                7890186             11/13/86
0004526371     3204 P PROC 5260022               5260022             11/13/86
0004526372     3204 P CTTR 7900186               7900186             11/13/86
0004526373     3204 OC TBL 7121152               7121152             11/13/86
0004526375     3204 PR UNT 6692715               6692715             11/13/86
0004526377     4723 DENSTM 001741                001741              11/13/86
0004526380     4725 ENL PRT 7080886              7080886             11/13/86
0004526381     4725 ENL PRC 5460008              5460008             11/13/86
0004526383     65-2365 SIL REC TANK                                  11/13/86
0004526384     65-3255 SIL REC STAND                                 11/13/86
0004526554     4658 D PROC 1102697               1102697             11/13/86
0004526670     PHOTO FINISH INSTALLATION                             11/13/86
0004527323     DISC MODIFICATIONS                                    11/13/86
0004527736     ARCH SERVICES RENDERED                                11/13/86
0004528940     65-5094 4  CONVERSION                                 05/01/87
0004529493     65-5096 DISC LENS                                     05/29/87
0004539855     LABOR ON 2-1-2 CONVERSION                             04/03/89
0004543837     GREET CARD ATTCH                                      09/18/89
0004554537     7290 LDR PLR 8410011              8410011             11/13/91
0004525391     BACK BAR                                              09/18/86
0004525392     5' SHOWCASE                                           09/18/86
0004525393     6' SHOWCASE                                           09/18/86
0004525394     FRAME DISPLAY                                         09/18/86
0004525395     CASH & WRAP                                           09/18/86
0004525396     FILM DISPENSER TABLE                                  09/18/86
0004525397     5' DEK TOP                                            09/18/86

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41H84 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004525398     SPECIAL SLEEVER TABLE                                 09/18/86
0004525399     GATE                                                  09/18/86
0004525400     4' WORK TOP                                           09/18/86
0004525401     LIGHT BOX CASE                                        09/18/86
0004526657     CARPET                                                11/13/86
0004526658     SLATWALL                                              11/13/86
0004526659     SALES COUNTERS                                        11/13/86
0004526660     SHELVES                                               11/13/86
0004531128     NOV 87 ILL SALES/USE TAX                              11/13/87
0004531948     INSTALLATION OF SIGN                                  04/03/87
0004526656     WALLS/CEILING/FLOORS                                  11/13/86
0004527735     ARCH SERVICES RENDERED                                11/13/86
0004528059     CONS COSTS AS PER LEASE                               02/06/87
0004545873     6970 CSHRG 23-0007567             23-0007567          03/06/90
0004526396     65-4672 SINK/STAND/SHELF                              11/13/86
0004526661     HVAC FOR EQUIP                                        11/13/86
0004526662     PLUMBING FOR EQUIP                                    11/13/86
0004526663     ELECTRIC FOR EQUIP                                    11/13/86


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41H85
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004514001     944 SRU 69JA0587                  69JA0587            05/01/84
0004520594     USED PKG FOR SILVER REC                               08/21/85
0004520617     USED MISC NON SERIALIZED                              08/21/85
0004530368     65-5197 ILL SALES TAX                                 07/24/87
0004531836     5092 DENSTM 1258                  1258                04/03/87
0004531958     2331 D PROC 2000269               2000269             07/24/87
0004536174     6334 SRU 000252                   000252              08/21/88
0004543811     GREET CARD ATTCH                                      08/21/89
0004551305     FRT ON RFB SYS                                        04/03/91
0004551306     FRT ON RFB ENLRGR                                     04/03/91
0004551307     RFB PRNTR 7170903                 7170903             04/03/91
0004551308     RFB P PROC 3890743                3890743             04/03/91
0004551309     RFB F PROC 1041108                1041108             04/03/91
0004551310     RFB OC TBL 7120781                7120781             04/03/91
0004551311     RFB P CTTR 7190833                7190833             04/03/91
0004551312     ENL PROC R3910122                 3910122             04/03/91
0004551421     ENL PRNTR R7080122                7080122             04/03/91
0004552461     USED PR UNT 6691784               6691784             05/29/91
0004554547     2331 D PROC R2000269              2000269             07/24/91
0004554584     GREETING CARD ATTACHMENT                              10/16/91
0004520080     4FF AISLE DSPLY 6 SHELVES                             10/16/85
0004520781     USED FURN & FIXTURES                                  08/21/85
0004530740     FURNISH AND INSTALL SIGN                              10/16/87
0004552373     FILM DISPLAY                                          05/29/91
0004552468     MFG AND INSTALL SIGN                                  02/06/91
0004552469     TILE FOR REMODEL                                      02/06/91
0004552470     AJS MISC FURN & FIXTURES                              02/06/91
0004553958     ILLINOIS USE TAX                                      01/09/92

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41H85 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004554204     SIGNAGE                                               07/24/91
0004532075     REMODEL OF STOREFRONT                                 07/24/87
0004532076     PROF. SVC. / BARRICADES                               07/24/87
0004552158     ZOLATONE                                              02/06/91
0004552471     ASJ MISC LEASEHOLD                                    02/06/91
0004553193     HVAC                                                  06/26/91
0004553194     MISC L/HOLD REMODELING                                02/06/91
0007007383     PF-359 HVAC                                           07/25/93
0004545874     6969 CSHRG 23-0007631             23-0007631          03/06/90
0004520782     USED PLUM/ELE/HVAC FOR EQ                             08/21/85
0004552157     NEGWER CEILING TILE                                   02/06/91


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41H86
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0003297500     P PROC 3540960                    3540960             07/01/83
0003297700     PRNTR 6970502                     6970502             07/01/83
0003297900     OC TBL 6680379                    6680379             07/01/83
0003779500     P CTTR 657112                     657112              11/01/84
0004520624     6308 LDR PLR U7140411             7140411             04/03/85
0004528574     2292 ENL PRT 7080996              7080996             08/21/87
0004528575     2292 ENL PRC 5460098              5460098             08/21/87
0004528703     2290 PR UNT 6692699               6692699             08/21/87
0004530598     4041 D PROC 1102811               1102811             08/21/87
0004530616     PHOTO FINISH INSTALLATION                             07/24/87
0004531049     2290 F PROC 1770145               1770145             08/21/87
0004531568     65-2290 NORITSU SYS                                   08/21/87
0004531569     65-2290 NORITSU SYS                                   08/21/87
0004532429     DESIGN FOR EQUIPMENT                                  07/24/87
0004534587     65-6153 SR UNT 241                241                 05/01/88
0004535818     6265 DENSTM 004530                004530              06/26/88
0004540120     2-1-2 CONVERSION COSTS                                05/01/89
0004554295     7280 LDR PLR 8412597              8412597             10/16/91
0007008880     GREETING CARD ATTACHMENT                              10/17/93
0007018109     SCANNER 160                       158                 05/18/95
0007018110     FRT ON RFB SYSTEM                                     05/18/95
0007018111     REFURB SYS 697502                                     05/18/95
0007018360     FPROC.UPGRADE-181010              181010              04/30/95
0007018879     SLIDE MOUNTER-EQ7182                                  05/28/95
0000803853     FURNITURE                                             09/22/95
0000805401     USE TAX                                               01/14/96
0004521226     INSTALL SIGNS                                         12/11/85
0004523217     65-2123/2450 CEILING FAN                              02/06/86

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41H86 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004532412     SLATWALL                                              07/24/87
0004532413     STEEL SHELVES                                         07/24/87
0004532414     FILLER                                                07/24/87
0004532415     4' GLASS SHOWCASE                                     07/24/87
0004532416     CASH AND WRAP                                         07/24/87
0004532417     COUNTER                                               07/24/87
0004532418     LIGHT TABLE                                           07/24/87
0004532419     GATE END                                              07/24/87
0004532420     GATE                                                  07/24/87
0004532421     RAIL WALL                                             07/24/87
0004532422     FILM DISPLAY-2 POSTERS                                07/24/87
0004532423     BACKBAR                                               07/24/87
0004532424     FILM PREP                                             07/24/87
0004532425     QUALITY CONTROL 7' SPECL                              07/24/87
0004532426     WORK COUNTER W/ DOOR SPEC                             07/24/87
0004532427     SLEEVER                                               07/24/87
0004532428     RED PLEXIGLASS                                        07/24/87
0004536308     FURNITURE AND FIXTURES                                07/24/87
0004538534     FURNISH REDWOOD SIGN                                  01/09/89
0007011850     CASEWORK + FRT                                        02/07/94
0000803852     LHI CONST.                                            09/22/95
0004532411     WALLS/CEILINGS/FLOORS                                 07/24/87
0004532622     DESIGN FOR LEASEHOLD                                  07/24/87
0007011846     LEASEHOLD IMPROVEMENTS                                02/07/94
0004546307     6998 CSHRG 23-0030616             23-0030616          04/03/90
0007001153     CSH RG 23-BANGN                   23-BANGN            07/19/92
0000803854     SPECIAL PURPOSES                                      09/22/95
0004536307     SPECIAL PURPOSE                                       07/24/87

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41H87
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004442540     NORD PRT/PROC 8787102             8787102             08/01/87
0004474460     KREONITE PROC YYH3412             YYH 3412            03/16/90
0004511811     DENSTM 006335                     006335              12/11/83
0004520447     F PROC U1040316                   1040316             08/21/85
0004520448     PRNTR U7170307                    7170307             08/21/85
0004520449     P PROC U3890306                   3890306             08/21/85
0004520450     OC TBL U7120306                   7120306             08/21/85
0004520452     ENL PRNTR U7080365                7080365             08/21/85
0004520453     USED ENLARGER PROCESSOR                               08/21/85
0004520454     LDR PLR U7140318                  7140318             08/21/85
0004520456     P CTTR U7190337                   7190337             08/21/85
0004520459     D PROC U1100400                   1100400             08/21/85
0004520460     USED DISC CONVERSION KIT                              08/21/85
0004520462     USED GREETING CARD ATTACH                             08/21/85
0004520481     USED MISC NON-SERIALIZED                              08/21/85
0004524557     65-3480 4" CONVERSION                                 07/24/86
0004535555     65-6267 SR UNT 00250              250                 06/26/88
0004543769     GREET CARD ATTCH                                      07/24/89
0004545386     2-1-2 CONVERSION COSTS                                05/01/89
0007005045     PHOTO VISION BOOTH                                    02/07/93
0004520783     USED FURN & FIXTURES                                  08/21/85
0004521227     INSTALL SIGNS                                         12/11/85
0004523218     65-2123/2450 CEILING FAN                              02/06/86
0004532577     SLATWALL                                              07/24/87
0004532578     LAMINATION                                            07/24/87
0004532579     CARPETING                                             07/24/87
0004532580     SLEEVER TABLE                                         08/21/87
0004532581     FILM DISPLAY/DISPENSER                                08/21/87

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41H87 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004536310     FURNITURE AND FIXTURES                                07/24/87
0004520784     USED LEASEHOLD IMP                                    08/21/85
0004537043     WALLS/CEILINGS/FLOORS                                 07/24/87
0004554695     HVAC FOR LEASEHOLD                                    08/21/91
0004548649     6999 CSHRG 23-0030291             23-0030291          04/03/90
0004520785     USED PLUM/ELE/HVAC FOR EQ                             08/21/85
0004527783     65-4974 SINK/STAND/SHELF                              01/09/87
0004536309     SPECIAL PURPOSE                                       07/24/87
0004554694     HVAC FOR EQUIPMENT                                    08/21/91


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J09
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000804575     B&W PROCESSOR                                         03/03/96
0000805660     LENSES/FORMAT PRINTING                                04/28/95
0004486070     F PROC 1150540                    1150540             08/18/91
0004486800     PRNTR/PROC 2090550                2090550             08/18/91
0004516822     1370 SRU 69JG0806                 69JG0806            12/11/84
0004520659     USED DISC CONV KIT                                    07/24/85
0004523404     65-3476 4 IN CONVERSION                               05/01/86
0004528277     4952 LDR PLR 8410636              8410636             03/06/87
0004528683     65-1704 GTEETING ATTCHMNT                             07/24/87
0004529755     4752 D PROC 1102805               1102805             06/26/87
0004549841     65-7126 DENSTM 008566             008566              12/11/90
0004550141     GRAND OPENING NEW P/F                                 12/11/90
0004550222     GRAND OPENING CHS P/F                                 12/11/90
0004550537     DESIGN FOR EQUIPMENT                                  11/13/90
0004551008     RFB D PROC 1102805                1102805             02/06/91
0004551314     FRT ON RFB ENLRGR                                     04/03/91
0004551315     RFB ENLRGR PRNTR                                      04/03/91
0004551316     ENL PROC R3910086                 3910086             04/03/91
0007014748     GREET LAMP BOX-W/MASK                                 11/13/94
0007014808     GREET LAMP BOX/MASK                                   11/13/94
0000802770     TENN SALES TAX AUDIT                                  02/06/95
0000805397     USE TAX                                               01/14/96
0004550194     FURNISH AND INSTALL SIGN                              12/11/90
0004550232     SLEEVER                                               12/11/90
0004550233     12" LIGHTBOX                                          12/11/90
0004550234     32" CASH/WRAP                                         12/11/90
0004550235     48" DISPLAY CASE                                      12/11/90
0004550236     POSTER DISPLAY                                        12/11/90

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J09 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004550237     BACK BAR W/SAFE                                       12/11/90
0004550238     FILM DISPLAY OLD STYLE                                12/11/90
0004550242     FILLER COUNTER                                        12/11/90
0004550243      Q/C TOP W/2 LEGS                                     12/11/90
0004550244     FILLER COUNTER                                        12/11/90
0004550245     FILLER COUNTER                                        12/11/90
0004550246     COPY STAND CABINET                                    12/11/90
0004550538     FRT ON FURN AND FIXTURES                              11/13/90
0004550961     DESKTOP W/ TWO LEGS                                   12/11/90
0004550962     FILM PREP CABINET ANGLED                              12/11/90
0004550963     GATE                                                  12/11/90
0004550970     JAN 91 SALES & USE TAX                                02/06/91
0004552060     FREE STANDING SHELVES                                 11/13/90
0004552061     TILE                                                  11/13/90
0004552062     FURNITURE AND FIXTURES                                11/13/90
0004550348     WATER TAPPING,FIRE PROTCT                             01/09/91
0004550536     DESIGN FOR LEASEHOLD                                  11/13/90
0004551371     MISC LEASEHOLD                                        02/06/91
0004552139     HVAC                                                  11/13/90
0004552140     PLUMBING                                              11/13/90
0004552141     ELECTRIC                                              11/13/90
0004552142     WALLS/CEILINGS/FLOORS                                 11/13/90

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J09 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004555692     SPRINKLER                                             11/13/90
0004549407     7115 CSHRG 78-9064873             78-9064873          11/13/90
0004552054     SUSPENDED CEILING                                     11/13/90
0004552055     SECURITY GATE                                         11/13/90
0004552056     HVAC                                                  11/13/90
0004552057     PLUMBING                                              11/13/90
0004552058     ELECTRIC                                              11/13/90
0004552059     SPECIAL PURPOSE                                       11/13/90
</TABLE



BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J16
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004516943     1814 P PROC 4400005               4400005             10/16/84
0004516944     1814 PRNTR 7170896                7170896             10/16/84
0004522048     2471 SRU 69JK0910                 69JK0910            03/06/86
0004536304     0541 ENL PRT 7080329              7080329             07/24/83
0004536305     0541 ENL PRC 3910332              3910332             07/24/83
0004547738     DENSITOMETER 008255               008255              07/24/90
0004547744     6893 F PROC 1040201               1040201             07/24/90
0004547961     65-0541 REFURB ENLARGER                               07/24/90
0004548180     SLEEVER 8257                                          08/21/90
0004548181     STORAGE-HANDLING                                      08/21/90

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J16 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004548214     GRAND OPENING CHGS P/F                                07/24/90
0004548455     P/F INSTALLATION CHGS                                 09/18/90
0004548616     STGE HDLG NEW OPENING                                 09/18/90
0004548789     DESIGN FOR EQUIPMENT                                  07/24/90
0004549637     65-6893 FRT REFURB EQUIP                              11/13/90
0004551302     RFB D PROC 1100956                1100956             04/03/91
0004554320     LEADER PULLER 8413019             8413019             10/16/91
0007007909     RFB CHG PRT/PRC 782730017                             09/19/93
0007007910     FRT ON RFB PRT/PRC                                    09/19/93
0004547513     SHIPPING CHG FIXTURES                                 07/24/90
0004547605     FURNISH & INSTALL SIGN                                07/24/90
0004547762     SLEEVER                                               07/24/90
0004547763     LIGHT BOX                                             07/24/90
0004547764     CASH/WRAP                                             07/24/90
0004547765     DISPLAY CASE                                          07/24/90
0004547766     POSTER DISPLAY                                        07/24/90
0004547767     BACKBAR                                               07/24/90
0004547768     FILM DISPLAY                                          07/24/90
0004547769     DESK TOP W/3 LEGS                                     07/24/90
0004547770     FILM PREP CABINET                                     07/24/90
0004547771     GATE                                                  07/24/90
0004547772     FILLER                                                07/24/90
0004547773     Q C TOP W/2 LEGS                                      07/24/90
0004547774     FILLER                                                07/24/90
0004547775     COPY STAND                                            07/24/90
0004549257     OCTOBER 1990 SALES TAX                                11/13/90
0004551899     FREE STANDING SHELVES                                 07/24/90
0004551900     FIXTURES                                              07/24/90

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J16 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004551901     TILE                                                  07/24/90
0004551902     FURNITURE AND FIXTURES                                07/24/90
0007001328     STATE TAX ON MATL FROM US                             07/19/92
0004548788     DESIGN FOR LEASEHOLD                                  07/24/90
0004550006     DESIGN FOR LEASEHOLD                                  07/24/90
0004553390     HVAC                                                  07/24/90
0004553391     PLUMBING                                              07/24/90
0004553392     ELECTRIC                                              07/24/90
0004553393     SPRINKLER                                             07/24/90
0004553394     WALLS/CEIL/FLOOR                                      07/24/90
0004548634     CSH RG 23-0073637                 23-0073637          12/11/89
0004551893     SUSPENDED CEILING                                     07/24/90
0004551894     SECURITY GATE                                         07/24/90
0004551895     HVAC                                                  07/24/90
0004551896     PLUMBING                                              07/24/90
0004551897     ELECTRIC                                              07/24/90
0004551898     SPECIAL PURPOSE                                       07/24/90


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J23
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004510980     SRUNT 69GG0146                    69GG0146            05/29/83
0004520658     D PROC U1100893                   1100893             07/24/85
0004522829     3170 ENL PRT 7080808              7080808             05/01/86
0004522830     3170 ENL PRC 3910810              3910810             05/01/86
0004533071     5652 SRU 69KH1116                 69KH1116            01/09/88
0004549455     7130 PRNTR R7170456               7170456             11/13/90
0004549456     7130 P PROC R3890455              3890455             11/13/90
0004549457     7130 F PROC R078369               078369              11/13/90
0004549458     7130 P CTTR R7190487              7190487             11/13/90
0004549459     7130 OC TBL R7120224              7120224             11/13/90
0004549491     65-7125 DENSTM 008508             008508              11/13/90
0004550140     GRAND OPENING NEW P/F                                 12/11/90
0004550219     GRAND OPENING CHGS P/F                                12/11/90
0004550337     P/U & DELY PHOTO EQUIP                                01/09/91
0004550644     DESIGN FOR EQUIPMENT                                  12/11/90
0004550940     PARTS,LABOR REFURBISHING                              01/09/91
0004551012     RFB D PROC 1100893                1100893             02/06/91
0004551158     601 FIELD CONVERSION                                  02/06/91
0004554597     GREETING CARD ATTACHMENT                              10/16/91
0004554950     7302 LDR PLR 8414210              8414210             12/11/91
0000802769     TENN SALES TAX AUDIT                                  02/06/95
0000805398     USE TAX                                               01/14/96
0004550350     SLEEVER                                               01/09/91
0004550351     12" LIGHTBOX                                          01/09/91
0004550352     32" CASH/WRAP                                         01/09/91
0004550353     48" DISPLAY CASE                                      01/09/91
0004550354     POSTER DISPLAY                                        01/09/91
0004550355     BACK BAR W/SAFE                                       01/09/91

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J23 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004550356     FILM DISPLAY-NEW STYLE                                01/09/91
0004550357     FILM PREP CABINET                                     01/09/91
0004550358     GATE                                                  01/09/91
0004550359     QUALITY CONTROL TOP/W2LEG                             01/09/91
0004550360     FILLER COUNTER                                        01/09/91
0004550361     COPY STAND CABINET                                    01/09/91
0004550640     BACON CONS FURN & FIXTURE                             12/11/90
0004550645     SIGN                                                  12/11/90
0004550971     JAN 91 SALES & USE TAX                                02/06/91
0004550641     BACON CONS LEASEHOLD                                  12/11/90
0004550643     DESIGN FOR LEASEHOLD                                  12/11/90
0004552728     CONS BARRICADES                                       02/06/91
0004549408     7116 CSHRG 78-9064090             78-9064090          11/13/90
0004550642     BACON CONS SPL PURPOSE                                12/11/90


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J28
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004511871     LDR PLR 7141064                   7141064             01/09/84
0004516870     1368 SRU 69JG0812                 69JG0812            12/11/84
0004529211     65-5196 4" CONVERSION                                 05/01/87
0004531232     65-5454 DP KIT                                        11/13/87
0004531233     65-5455DISC LEN 08L035500                             11/13/87
0004531235     65-5457 GC ATTCH                                      11/13/87
0004533060     65-1783 DISC MODIFICATION                             10/16/87
0004533984     65-5452 FRT CHG EQUIP                                 02/06/88
0004553061     65-7208 DENSTM 009194             009194              07/24/91
0004553077     7214 F PROC R1040593              1040593             07/24/91
0004553080     7215 ENL PRT R7080482             7080482             07/24/91
0004553081     7215 ENL PRC R3910484             3910484             07/24/91
0004553097     FRT ON RFB ENLRGR                                     07/24/91
0004553102     7216 D PROC R1100112              1100112             07/24/91
0004553219     GRAND OPENING COSTS                                   07/24/91
0004554184     P/F INSTALL CHGS                                      07/24/91
0004554838     ARCH FEES EQUIPMENT                                   07/24/91
0004551159     MFG & INSTALL SIGN                                    07/24/91
0004551349     SLEEVER TABLE                                         07/24/91
0004551350     48" DISPLAY CASE                                      07/24/91
0004551351     80" BACKBAR                                           07/24/91
0004551352     6' FILM DISPLAY                                       07/24/91
0004552972     SIGNAGE                                               07/24/91
0004554455     TO ALLOCATE USE TAX PAYT                              10/16/91
0004554822     CARPENTRY/MILLWORK,SHELVS                             07/24/91
0004554823     DRYWALL,PAINTING,STUDS                                07/24/91
0004554824     PAINTING,STAINING,ZELATON                             07/24/91
0004554825     CONCRETE ROOF                                         07/24/91

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J28 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004554826     L/HOLD HVAC                                           07/24/91
0004554827     L/HOLD PLUMBING                                       07/24/91
0004554828     L/HOLD ELECTRIC                                       07/24/91
0004554829     SPRINKLER                                             07/24/91
0004554830     L/HOLD IMPROVEMENTS                                   07/24/91
0004554831     CERAMIC TILE                                          07/24/91
0004554832     MALL TILE/VINYL BASE                                  07/24/91
0004554833     EPOXY FLOOR                                           07/24/91
0004554834     MOP BASIN                                             07/24/91
0004554837     ARCH FEES L/HOLD                                      07/24/91
0004545888     6978 CSHRG 23-0005942             23-0005942          03/06/90
0004554814     SUSPENDED CEILING                                     07/24/91
0004554815     DISPLAY WALL PANEL                                    07/24/91
0004554816     GLASS AND GLAZING                                     07/24/91
0004554817     SECURITY GATE                                         07/24/91
0004554818     SPL PURPOSE HVAC                                      07/24/91
0004554819     SPL PURPOSE PLUMBING                                  07/24/91
0004554820     SPL PURPOSE ELECTRIC                                  07/24/91
0004554821     CERAMIC TILE                                          07/24/91


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J36
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004511804     LDR PLR 8412167                   8412167             11/13/83
0004522976     3455 SRU 69KK1171                 69KK1171            05/01/86
0004553006     65-7176 DENSTM 009193             009193              07/24/91
0004553029     7187 PRNTR R7170838               7170838             07/24/91
0004553030     7187 P PROC R3890734              3890734             07/24/91
0004553031     7187 F PROC R1040998              1040998             07/24/91
0004553032     7187 OC TBL R7120772              7120772             07/24/91
0004553033     7187 P CTTR R7190892              7190892             07/24/91
0004553034     7188 ENL PRT 7080378              7080378             07/24/91
0004553035     65-7188 RFB ENL PR NO S/N                             07/24/91
0004553041     FRT ON RFB SYSTEM                                     07/24/91
0004553042     FRT ON RFB ENLRGR                                     07/24/91
0004553044     7189 D PROC R1100336              1100336             07/24/91
0004553047     PRICING UNIT 6692370              6692370             07/24/91
0004553217     GRAND OPENING CHARGES                                 07/24/91
0004554188     P/F INSTALL CHGS                                      07/24/91
0004554606     GREETING CARD ATTACHMENT                              10/16/91
0004554897     ARCH FEES EQUIPMENT                                   07/24/91
0000802771     TENN SALES TAX AUDIT                                  02/06/95
0000803836     FURN/FIXTURES CONST BAL                               02/06/95
0000805399     USE TAX                                               01/14/96
0004553244     FURNISH & INSTALL SIGN                                07/24/91
0004554883     FREE STANDING SHELVES                                 07/24/91
0004554884     FIXTURES                                              07/24/91
0004554885     CARPENTRY/MILLWORK                                    07/24/91
0007003575     OCT 92 SALES TAX                                      11/08/92
0007013827     SIGNAGE BY ACCENT GRAPHIC                             10/16/94
0004554886     DRYWALL/PAINTING/STUDS                                07/24/91

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J36 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004554887     PAINTING,STAINING/ZELATON                             07/24/91
0004554888     CONCRETE ROOF                                         07/24/91
0004554889     SPL PURPOSE HVAC                                      07/24/91
0004554890     L/HOLD PLUMBING                                       07/24/91
0004554891     L/HOLD ELECTRIC                                       07/24/91
0004554892     SPRINKLER                                             07/24/91
0004554893     CERAMIC TILE                                          07/24/91
0004554894     ALCO BOND                                             07/24/91
0004554895     L/HOLD IMPROVEMENTS                                   07/24/91
0004554896     ARCH FEES L/HOLD                                      07/24/91
0004544361     6796 CSHRG 23-0058937             23-0058937          12/11/89
0004554878     GLASS,GLAZING,HARDWARE                                07/24/91
0004554879     SECURITY GATE                                         07/24/91
0004554880     SPL PURPOSE HVAC                                      07/24/91
0004554881     SPL PURPOSE PLUMBING                                  07/24/91
0004554882     SPL PURPOSE ELECTRIC                                  07/24/91
0004555279     SUSPENDED CEILING                                     07/24/91
0004555280     DISPLAY WALL PANEL                                    07/24/91
0004555281     CERAMIC TILE                                          07/24/91


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J44
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004448350     PR UNT 6690972                    6690972             01/01/88
0004510809     65-0200 D PROC 1100611                                03/06/83
0004522051     2989 SRU 69KL1175                 69KL1175            03/06/86
0004554542     65-7294 DENSTM 009270                                 11/13/91
0004554543     65-7295 LDR PLR 8413323                               11/13/91
0004554548     7300 PRNTR R7170704               7170704             11/13/91
0004554549     7300 P PROC R3890673              3890673             11/13/91
0004554550     7300 F PROC R1040796              1040796             11/13/91
0004554551     7300 OC TBL R7120643              7120643             11/13/91
0004554552     7300 P CTTR R7190698              7190698             11/13/91
0004554553     7301 ENL PRT R7080457             7080457             11/13/91
0004554554     7301 ENL PRC R3910463             3910463             11/13/91
0004554555     FRT ON RFB SYSTEM                                     11/13/91
0004554556     FRT ON RFB ENLRGR                                     11/13/91
0004554557     0200 D PROC R1100611              1100611             11/13/91
0004554632     GRAND OPENING CHARGES                                 11/13/91
0004554982     65-7300 4" CONVERSION                                 11/13/91
0004555170     GRAND OPENING LABOR CHGS                              11/13/91
0004555357     ARCH FEES EQUIPMENT                                   11/13/91
0004554620     5' SLEEVER                                            11/13/91
0004554621     8' BACKBAR                                            11/13/91
0004554622     6' FILM DISPLAY                                       11/13/91
0004554624     SHIPPING,HANDLING CASEWRK                             11/13/91
0004554729     SIGNAGE                                               12/11/91
0004564085     SALES AND USE TAX JAN 92                              02/02/92
0007001705     ADDITIONAL "ONE HOUR" SIG                             04/26/92

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J44 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004555356     ARCH FEES LEASEHOLD                                   11/13/91
0007011048     HVAC REPAIR                                           05/01/94
0007015114     HVAC REPAIR                                           12/11/94
0004545631     6869 DMRG 23-0029757              23-0029757          02/06/90
0007000602     ELEC SERVICE FOR SIGNS                                05/24/92



BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J49
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004520605     SRU U36GK0082                     36GK0082            08/21/85
0004523766     3135 ENL PRT 7080748              7080748             06/26/86
0004523767     3135 ENL PRC 3910750              3910750             06/26/86
0004523927     3207 PR UNT 6692721               6692721             06/26/86
0004554946     7308 LDR PLR 8414244              8414244             12/11/91
0004554952     7307 DENSTM 009283                009283              12/11/91
0004554957     7323 PRNTR R7170544               7170544             12/11/91
0004554958     7323 F PROC R1040739              1040739             12/11/91
0004554959     7323 P PROC R3890541              3890541             12/11/91
0004554960     7323 P CTTR R7190747              7190747             12/11/91
0004554961     7323 OC TBL R7120741              7120741             12/11/91
0004554962     3135 ENL PRT R7080748             7080748             12/11/91

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J49 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004554963     3135 ENL PRC R3910750             3910750             12/11/91
0004554971     FRT ON RFB SYSTEM                                     12/11/91
0004554972     FRT CHG ON RFB ENLRGR                                 12/11/91
0004554975     7326 D PROC R1100388              1100388             12/11/91
0004555158     GRAND OPENING CHARGES                                 12/11/91
0004555618     ARCH FEES EQUIPMENT                                   12/11/91
0004555081     FURNISH & INSTALL SIGN                                12/11/91
0004555087     FRT FURN AND FIXTURES                                 12/11/91
0004555619     CONS COSTS FURN & FIXTURE                             12/11/91
0004555668     CASEWORK                                              01/09/92
0004564086     SALES AND USE TAX JAN 92                              02/02/92
0004555617     ARCH FEES L/HOLD                                      12/11/91
0004555620     CONS COSTS LEASEHOLD                                  12/11/91
0007001344     MISC LEASEHOLD IMPROVEMEN                             02/07/92
0004545629     6852 DMRG 23-0030227              23-0030227          02/06/90
0004553258     CSH RG 23-23BWAY5                 23-23BWAY5          08/21/91
0004555621     CONS COSTS SPL PURPOSE                                12/11/91


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J78
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004540096     TRIPODS AND HEADS NIKON                               05/01/89
0004540105     NIKON ZOOM LENS 7514460                               05/01/89
0004540730     MISC CAMERA EQUIPMENT                                 06/26/89
0003600800     DENSTM 4888                       4888                07/01/84
0003637300     DENSTM 591                        591                 08/01/84
0004514483     PR UNT U669384                    669384              07/24/84
0004528287     3448 SRU 69KK1144                 69KK1144            03/06/87
0007005372     LDR PLR 8413009                   8413009             03/07/93
0007006485     PF EQUIP LABOR                                        02/07/93
0007006887     ARCH EQUIP                                            02/26/93
0007007340     RFB PRT/PRC 2090053               2090053             07/25/93
0007007341     RFB F PROC 1930053                1930053             07/25/93
0007007344     FRT ON RFB SYSTEM                                     07/25/93
0007007872     RFB USED ENLRG 5710088            5710088             09/19/93
0007007873     FRT ON RFB ENLRGR                                     09/19/93
0004540209     SALES TABLE                                           05/29/89
0004540210     4 S O F CHAIRS                                        05/29/89
0004540211     FRT S/TABLES,4 SOF CHAIRS                             05/29/89
0004541520     POD MONITOR CABINET                                   07/24/89
0004541990     HALF HEX LIGHT TABLE                                  08/21/89
0007005233     5 48" STORAGE CABINETS                                02/07/93
0007005234     7' COMPUTER SLEEVER/TABLE                             02/07/93
0007005235     48" P/F COUNTER W/RADIUS                              02/07/93
0007005236     48" CASHWRAP-RIGHT,RADIUS                             02/07/93
0007005237     48" CASHWRAP-LEFT,RADIUS                              02/07/93
0007005238     2 WEDGE 45 RADIUS,1 45 SQ                             02/07/93
0007005239     6DR SQUARE STORAGE CABINE                             02/07/93
0007005240     3 MISC CABINETS                                       02/07/93

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J78 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0007005241     4' GONDOLA/W 3 LAMINATE S                             02/07/93
0007005242     FRT ON FURNITURE AND FIXT                             02/07/93
0007005638     4' F-BIN                                              04/04/93
0007005795     SIGNAGE                                               04/04/93
0007005804     GRAND OPENING COSTS                                   02/26/93
0007006029     MFG. & INSTALL.OF NEON SI                             05/02/93
0007006875     FUNITURE AND FIXTURES                                 02/26/93
0007007083     CASEWORK                                              02/26/93
0007015563     DEC.'94 USE TAX                                       01/15/95
0007015564     DEC.'94 USE TAX                                       01/15/95
0007006877     DRYWALL PAINTING                                      02/26/93
0007006880     PLUMBING                                              02/26/93
0007006881     ELECTRIC                                              02/26/93
0007006882     SPRINKLER                                             02/26/93
0007006884     TILE                                                  02/26/93
0007006885     ARCH LEASEHOLD                                        02/26/93
0007007072     TILE                                                  02/26/93
0007012275     HVAC REPAIR                                           06/26/94
0004536572     6329 CSHRG 72-8272976             72-8272976          07/24/88
0007001297     CSH RG 23-AZCHD                   23-AZCHD            07/19/92
0007006863     CEILING                                               02/26/93
0007006866     SLATWALL                                              02/26/93
0007006867     SECURITY GATE                                         02/26/93
0007006868     HVAC                                                  02/26/93
0007006869     PLUMBING                                              02/26/93


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J78 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0007006870     ELECTRIC                                              02/26/93
0007006871     STOREFRONT                                            02/26/93
0007006872     TILE                                                  02/26/93
0007007079     HVAC REPAIRS                                          02/26/93
0007007081     SLATWALLS                                             02/26/93




BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41142
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004510404     FILM PROCESSOR WORK STATN                             02/06/83
0004511032     SRUNT 69GM0176                    69GM0176            05/29/83
0004511282     DESIGN FOR EQUIPMENT                                  02/06/83
0004512569     LDR PLR 7140060                   7140060             03/06/84
0004514624     FRT ON SILVER RECOVERY                                07/24/84
0004514625     1098 LDR PLR 7140941              7140941             07/24/84
0004519167     2308 ENL PRT 7080669              7080669             06/26/85
0004519168     2308 ENL PRC 3910671              3910671             06/26/85
0004521564     USE TAX ON FA EQUIPMENT                               01/09/86
0004523408     DENSTM 4903                                           04/03/86
0004529587     5141 F PROC 1770141               1770141             05/29/87

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41142 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004530360     65-5194 ILL SALES TAX                                 07/24/87
0004534501     65-2308 INSTALL 601 ENL                               05/01/88
0004535890     DESIGN FOR EQUIPMENT                                  05/01/88
0004538606     6115 PRNTR 8528041160             8528041160          04/03/88
0004538607     6115 PPROC 8538040160             8538040160          04/03/88
0004538608     65-6115 SCANNER                                       04/03/88
0004538609     65-6115 DP KIT                                        04/03/88
0004538610     65-6115 GC ATTCH                                      04/03/88
0004540378     65-6615 ADDL COST MAIN SY                             05/29/89
0004554275     7267 D PROC R1100374              1100374             10/16/91
0004564162     5141 F PROC 1770141R              1770141             02/02/92
0004510320     COUNTER CUSTOMERS DSP TOW                             03/06/83
0004510321     ETEGERE/4 GLASS SHELVES                               04/03/83
0004510458     SIGN FROM MERCURY COMPANY                             05/29/83
0004511105     PRINTS IN ONE HOUR SIGN                               07/24/83
0004511713     FIBERGLASS SINK W/STAND                               12/11/83
0004517264     4FT AISLE UNIT                                        01/09/85
0004520084     2 CEILING FANS THERMOSTAT                             10/16/85
0004526937     65-4257/8 2 CEILING FANS                              06/26/86
0004532217     5 SHELVES 48X24X72                                    05/01/87
0004535085     FURNISH AND INSTALL SIGN                              06/26/88
0004535893     CONSTRUCTION FIXTURES                                 05/01/88
0004507640     INSTALLATION COSTS                                    01/09/83
0004511183     INSTALL 3 FLOURISENT STRP                             08/21/83
0004511187     WALLS/CEILING/FLOORS                                  02/06/83
0004511188     DESIGN SERVICES                                       02/06/83
0004535889     DESIGN FOR LEASEHOLD                                  05/01/88
0004535892     WALLS/FLOORS                                          05/01/88

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41142
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0007001202     KOLDWAVE 2 TON A/C UNIT           04-148499           06/21/92
0007001710     HVAC REPAIR                                           04/26/92
0007007050     LEASEHOLD & DRAWINGS-142-                             04/01/93
0004511163     ELECTRIC FOR EQUIPMENT                                08/21/83
0004511302     PLUMBING FOR EQUIPMENT                                02/06/83
0004511303     H V A C FOR EQUIPMENT                                 02/06/83
0004511304     ELECTRIC FOR EQUIPMENT                                02/06/83
0004511679     INSTALL GROUND WIRE/PRNTR                             09/18/83
0004512279     PLUMBING FOR EQUIPMENT                                04/03/84
0004535891     SPECIAL PURPOSE                                       05/01/88
0007001709     HVAC REPAIR                                           04/26/92



BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41250
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004507820     INSTALLATION COSTS                                    07/24/83
0004507901     INSTALLATION COSTS                                    02/06/84
0004512771     D PROC 1100327                    1100327             03/06/84
0004521573     SALES/USE TAXES                                       01/09/86
0004522142     3028 LDR PLR 8131223              8131223             02/06/86
0004527288     DISC MODIFICATION                                     08/21/86

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41250 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004539583     P/F EQUIP INSTALL LABOR                               03/06/89
0004539811     6542 FPROC 8618087180             8618087180          03/06/89
0004539812     6542 PRNTR 8528109190             8528109190          03/06/89
0004539813     6542 PPROC 8538111190             8538111190          03/06/89
0004539814     65-6542 SCAN KIT                                      03/06/89
0004539815     65-6542 GC ATTCH                                      03/06/89
0004539816     65-6542 DP KIT                                        03/06/89
0004539909     LABOR ON 601 CONVERSION                               03/06/89
0004540705     REFURBISH D PROC 1100327                              06/26/89
0004540731     6361 DENSTM 6738                  06738               06/26/89
0004544629     DESIGN FOR EQUIPMENT                                  07/24/89
0007005609     RFB ENLRGR 5710051                5710051             04/04/93
0007005614     FRT ON RFB ENLRGR                                     04/04/93
0007011312     120 PRINT KIT LENS                                    05/01/94
0004510361     FBRGLS SINK W/ST SHLF FRT                             04/03/83
0004510895     FRONT COUNTER AND FRT                                 06/26/83
0004510896     BACK COUNTER AND FRT                                  06/26/83
0004510897     36IN TOP AND FRT                                      06/26/83
0004510898     60IN TOP AND FRT                                      06/26/83
0004510899     8FT 6FT TOP AND FRT                                   06/26/83
0004510900     6 TUBE LEGS AND FRT                                   06/26/83
0004510901     FILM TABLE AND FRT                                    06/26/83
0004510902     SLEEVER TABLE AND FRT                                 06/26/83
0004510903     LIGHT TABLE AND FRT                                   06/26/83
0004511115     2 DRAWER LEGAL FILE W/LOC                             07/24/83
0004511116     2 STENO CHAIRS                                        07/24/83
0004511117     PEG/SHELVES FOR SLATWALL                              07/24/83
0004511118     TRIM FOR SHOWCASE/COUNTER                             08/21/83

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41250 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004511119     FILM DISPENSER AND FRT                                08/21/83
0004511120     CARPET                                                08/21/83
0004511479     DISC PROCESSOR TABLE/FRT                              11/13/83
0004511714     REFRIGERATOR                                          12/11/83
0004517271     SLEEVER TABLE                                         01/09/85
0004517272     4FT AISLE UNIT                                        01/09/85
0004523220     65-2123/2450 CEILING FAN                              02/06/86
0004526941     65-4277/8 2 CEILING FANS                              06/26/86
0004541793     REMOVE OLD,INSTALL SIGN                               08/21/89
0004544630     29X130 TOP W/2 LEGS                                   07/24/89
0004544631     FRT 29X130 TOP W/LEGS                                 07/24/89
0004551528     SALES COUNTERS                                        07/24/89
0004551529     FREE STANDING SHELVES                                 07/24/89
0004551530     FIXTURES                                              07/24/89
0004551531     TILE                                                  07/24/89
0004551532     FURNITURE AND FIXTURES                                07/24/89
0004511199     WALLS/CEILING/FLOORS/ETC                              08/21/83
0004512222     65059 LEASEHOLD DESIGN                                07/24/83
0004515054     ACCOUSTICAL WORK                                      08/21/84
0004521580     COSTS PER LEASE                                       02/06/86
0004544628     DESIGN FOR LEASEHOLD                                  07/24/89
0004553344     ELECTRIC                                              07/24/89
0004553345     WALLS/CEIL/FLOOR                                      07/24/89
0007006102     REMOVE & REPLACE HVAC PAR                             05/02/93
0004545877     6975 CSHRG 23-0005977             23-0005977          03/06/90
0004511165     INSTALL ELECTRIC/EQUIP                                08/21/83
0004511166     PLUMBING FOR EQUIPMENT                                07/24/83
0004511168     ELECTRIC FOR EQUIPMENT                                07/24/83

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41250 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004511325     QUARRY TILE FOR EQUIPMENT                             09/18/83
0004551524     SUSPENDED CEILING                                     07/24/89
0004551526     ELECTRIC                                              07/24/89
0004551527     SPECIAL PURPOSE                                       07/24/89
0004507821     INSTALLATION COST                                     05/29/83
0004507902     INSTALLATION COST                                     02/06/84
0004512298     PAKO 818 BOARDS                                       04/03/84
0004512708     LDR PLR 7140660                   7140660             03/06/84
0004521570     USE TAX ON FA EQUIPMENT                               01/09/86
0004527289     DISC MODIFICATIONS                                    08/21/86
0004527964     4903 DENSTM 0001255               0001255             02/06/87
0004529363     5285 D PROC 1102774               1102774             05/29/87
0004530191     5231 SRU 69LJ1275                 69LJ1275            07/24/87
0004534636     5775 F PROC 2040078               2040078             04/03/88
0004534716     5775 PR UNT 6692816               6692816             04/03/88
0004534717     DISC MODIFICATIONS                                    04/03/88
0004534718     5640 ENL PRT 7081034              7081034             04/03/88
0004535763     6365 PPROC 8538009160             8538009160          06/26/88
0004535764     6365 PRNTR 8528009160             8528009160          06/26/88
0004540369     2-1-2 CONVERSION                                      05/29/89
0004540721     REFURBISH D PROC 1102774                              06/26/89
0004543839     GREET CARD ATTCH                                      09/18/89
0004544633     DESIGN FOR EQUIPMENT                                  10/16/89
0004548620     LDR PLR 8130816                   8130816             09/18/90
0004548631     DIANEG 27002628                   27002628            02/06/90
0007008402     RFB CHG PT/PC 8528009160                              10/17/93
0007008403     FRT ON RFB PRNTR/PROC                                 10/17/93
0007009916     EQUIP ARCH.FEES                                       11/25/93

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41250 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004547108     MFG & INSTALL SIGN                                    04/03/90
0007009211     LETTERS & INSTALLATION                                12/12/93
0007009217     36"P.F.CABINET                                        12/12/93
0007009218     48"CASH & WRAP                                        12/12/93
0007009219     CUSTOM GLASS COUNTER                                  12/12/93
0007009220     72"FILM DISPENSER                                     12/12/93
0007009221     9-SLATWALL UNITS                                      12/12/93
0007009222     FURN.& FIXT.FRT.                                      12/12/93
0007009906     TRACK LIGHTING                                        11/25/93
0007009907     CARPENTRY                                             11/25/93
0007009908     DRYWALL/PAINTING                                      11/25/93
0007009909     CONCRETE/ROOF                                         11/25/93
0007009910     HVAC(50%)                                             11/25/93
0007009911     PLUMBING(25%)                                         11/25/93
0007009912     ELECTRIC(25%)                                         11/25/93
0007009913     SPRINKLER                                             11/25/93
0007009914     CERAMIC TILE                                          11/25/93
0007009915     LHI ARCH.FEES                                         11/25/93
0004545878     6987 CSHRG 23-0006819             23-0006819          03/06/90
0007009894     SUSPENDED CEILING                                     11/25/93
0007009895     SECURITY GATE                                         11/25/93
0007009896     HVAC(50%)                                             11/25/93
0007009897     PLUMBING(75%)                                         11/25/93
0007009898     ELECTRIC(75%)                                         11/25/93
0007009899     STOREFRONT                                            11/25/93
0007009900     CERAMIC TILE                                          11/25/93


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41266
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004507828     INSTALLATION COSTS                                    08/21/83
0004507909     INSTALLATION COSTS                                    02/06/84
0004514033     961 SRU 69JB0631                  69JB0631            05/01/84
0004521572     SALES/USE TAXES                                       01/09/86
0004525174     3470 SRU 69LC1220                 69LC1220            09/18/86
0004526729     4651 ENL PRT 7080917              7080917             11/13/86
0004526730     4651 ENL PRC 5460039              5460039             11/13/86
0004534006     5979 SRU 69JB0624                 69JB0624            03/06/88
0004535622     '"-21% /OR EQUIPMENT                                  08/21/83
0004537005     6492 FPROC 7917321180             7917321180          09/18/88
0004537006     6492 PRNTR 8528033160             8528033160          09/18/88
0004537007     6492 PPROC 853833160              853833160           09/18/88
0004537008     65-6492 SCAN KIT                                      09/18/88
0004537009     65-6492 GC ATTCH                                      09/18/88
0004537010     65-6492 DP KIT                                        09/18/88
0004537719     65-6494 DENSTM 5135               5135                11/13/88
0004538959     DESIGN FOR EQUIPMENT                                  11/13/88
0004542696     INTERNEG 9800572                  9800572             10/16/89
0007004976     120 PRINT KIT W/LENS                                  01/10/93
0004510536     FIBERGLASS SINK W/STAND                               05/29/83
0004511136     PEG/SHELVES FOR SLATWALL                              07/24/83
0004511137     TRIM FOR SHOWCASE/COUNTER                             08/21/83
0004511138     FILM DISPENSER AND FRT                                08/21/83
0004511139     4FT S/C 5FT S/C 3 TABLES                              08/21/83
0004511140     SIGNS FROM MERCURY                                    08/21/83
0004511481     DISC PROCESSOR TABLE/FRT                              11/13/83
0004511715     CARPET                                                08/21/83
0004523236     65-2123/2450 CEILING FAN                              02/06/86

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41266 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004526940     65-4275/6 2 CEILING FANS                              06/26/86
0004538943     COUNTER 16X84 W/3 LEGS                                11/13/88
0004538944     CRATE CHG COUNTER                                     11/13/88
0004538945     FRT ON COUNTER                                        11/13/88
0004538946     5' SLEEVER TABLE                                      11/13/88
0004538947     CRATE CHG SLEEVER TABLE                               11/13/88
0004538948     FILM DISPLAY/POSTER BOARD                             11/13/88
0004538949     QUALITY CONTROL CABINET                               11/13/88
0004538950     3 CRATES FOR SHIPPING                                 11/13/88
0004538951     FRT FILM DISP& Q/C CABNT                              11/13/88
0004538952     RECOVER CABINET/COUNTER                               11/13/88
0004538953     FRT CABINET/COUNTER                                   11/13/88
0004538954     FRT ONSLEEVER TABLE                                   11/13/88
0004538956     CONSTRUCTION FURN AND FIX                             11/13/88
0004507992     WALLS/FLOOR/CEILING/ETC                               02/06/84
0004511774     WALLS/CEILING/FLOOR/ETC                               08/21/83
0004511775     LSHD DESIGN WORK                                      08/21/83
0004511828     DESIGN FOR LEASEHOLD                                  01/09/84
0004511829     TRACK LITES/EMRGNCY LIGHT                             01/09/84
0004538957     CONSTRUCTION LEASEHOLD                                11/13/88
0004538958     DESIGN FOR LEASEHOLD                                  11/13/88
0004545879     6976 CSHRG 23-0004161             23-0004161          03/06/90
0004511681     QUARRY TILE FOR EQUIPMENT                             08/21/83
0004511682     PLUMBING FOR EQUIPMENT                                08/21/83
0004511683     HEATING/VENTILATION/AIR                               08/21/83
0004511684     ELECTRIC FOR EQUIPMENT                                08/21/83
0004512166     ELEC WORK FOR EQUIPMENT                               10/16/83
0004538955     CONSTRUCTION SPL PURPOSES                             11/13/88

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41276
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004507975     PRNTR 697389                      697389              05/29/83
0004510970     D PROC 1100024                    1100024             05/29/83
0004510973     USED SIGN AND ACCESSORIES                             05/29/83
0004514128     P PROC 354848U                    354848              05/29/83
0004514129     P CTTR U657982                    657982              05/29/83
0004514131     LDR PLR U6880532                  6880532             05/29/83
0004514133     544 ENL PRT 7080307               7080307             05/29/83
0004514134     544 ENL PROC 3910309              3910309             05/29/83
0004514790     F PROC 1040874                    1040874             07/24/84
0004514796     PR UNT 6692111                    6692111             07/24/84
0004515453     651664 GREETINGCARD ATTCH                             09/18/84
0004515761     978 SRU 69JG0818                  69JG0818            08/21/84
0004516946     1814 OC TBL 7120896               7120896             10/16/84
0004521568     USE TAX ON FA EQUIPMENT                               01/09/86
0004529205     65-5192 4" CONVERION                                  05/01/87
0004530364     65-5192 ILL SALES TAX                                 07/24/87
0004540534     2-1-2 CONVERSION                                      02/06/89
0004543815     GREET CARD ATTCH                                      08/21/89
0004547274     65-7064 DENSTM 8261               8261                06/26/90
0007001594     C41,EP2,&601 FLD CONV                                 04/26/92
0004511489     MERCURY SIGN                                          11/13/83
0004517279     4FT AISLE UNIT                                        01/09/85
0004523240     65-2123/2450 CEILING FAN                              02/06/86
0004526945     65-4287/8 2 CEILING FANS                              06/26/86
0004507789     USED ARCHITECT SERVICES                               05/29/83
0004507790     USED BLUEPRINT SERVICES                               05/29/83
0004507791     USED ENGINEERING SERVICE                              05/29/83
0004507792     USED CONSTRUCTION CONTRCT                             05/29/83

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41276 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004507793     USED CABINETS                                         05/29/83
0004507794     USED FLOORING                                         05/29/83
0004507795     USED PLUMBING FOR EQUIP                               05/29/83
0004535861     HVAC                                                  06/26/88
0004545880     6984 CSHRG 23-0006059             23-0006059          03/06/90
0000804389     HVAC REPAIRS                                          02/04/96
0004516698     GAS WATER HEATER                                      12/11/84
0004535862     HVAC                                                  06/26/88




BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41277
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004507915     GREETING CARD ATTACHMENT                              02/06/84
0004510974     6349 D PROC U1100362              1100362             05/29/83
0004510976     USED SIGN AND ACCESSORIES                             05/29/83
0004514135     691 ENL PRNT 7080421              7080421             05/29/83
0004514136     691 ENL PROC 3910425              3910425             05/29/83
0004514137     6350 F PROC 0781142               0781142             05/29/83
0004531028     10241 SRU U36GG0061               36GG0061            09/18/87
0004536921     5892 PRNTR 8528058170             8528058170          05/29/88

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41277 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004536922     5892 PPROC 8538050170             8538050170          05/29/88
0004536923     65-5892 DP KIT                                        05/29/88
0004536924     65-5892 GC ATTCH                                      05/29/88
0004538590     65-5892 SCANNER                                       05/29/88
0004547726     65-7085 DNSTM 7969                7969                07/24/90
0004554036     7252 LDR PLR 8412906              8412906             09/18/91
0004510537     TABLE                                                 05/29/83
0004510538     CONFERENCE CABINET                                    05/29/83
0004510539     STACK CHAIRS                                          05/29/83
0004510540     3M OVERHEAD PROJECTOR/ACC                             05/29/83
0004510541     STORAGE CABINET                                       05/29/83
0004511490     MERCURY SIGN                                          11/13/83
0004511923     INSTALL ONE HR PHOTO SIGN                             01/09/84
0004523226     65-2123/2450 CEILING FAN                              02/06/86
0004526939     65-4273/4 2 CEILING FANS                              06/26/86
0004538961     SHELVING                                              06/26/88
0007004505     WINDOW SIGNAGE                                        01/10/93
0004507796     USED ARCHITECT SERVICES                               05/29/83
0004507797     USED BLUEPRINT SERVICES                               05/29/83
0004507798     USED ENGINEERING SERVICE                              05/29/83
0004511013     USED CONSTRUCTION CONTRCT                             05/29/83
0004511014     USED CABINETS                                         05/29/83
0004511015     USED FLOORING                                         05/29/83
0004511016     USED WALL COVERING                                    05/29/83
0004511017     USED FIXTURES                                         05/29/83
0004511018     USED PLUMBING FOR EQUIP                               05/29/83

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41277 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0007003190     HVAC                                                  08/16/92
0004545881     6977 CSHRG 23-0006829             23-0006829          03/06/90
0004554032     7231 CSHRG 23-23BZWNO             23-23BZWNO          09/18/91
0004538960     LABOR INSTALL WATER/HEATR                             06/26/88
0007003189     HVAC                                                  08/16/92



BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41279
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000803724     EQUIP ARCH                                            05/22/95
0004514146     F PROC U1040155                   1040155             05/29/83
0004514151     LDR PLR U7140096                  7140096             05/29/83
0004514152     PR UNT U6691285                   6691285             05/29/83
0004518043     1280 SRU 69JF0778                 69JF0778            02/06/85
0004521567     USE TAX ON FA EQUIPMENT                               01/09/86
0004529213     65-5195 4& CONVERSION                                 05/01/87
0004530367     65-5195 ILL SALES TAX                                 07/24/87
0004534001     5837 DENSTM 003477                003477              03/06/88
0004539537     2-1-2 CONVERSION                                      03/06/89
0004539565     6211 ENL PRT 5710205              5710205             02/06/89
0004539566     6211 ENL PRC 5710205              5710205             02/06/89

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41279 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #              FIN SVC DATE
0007001590     C41,EP2,&601 FLD CONV                                   05/24/92
0007010862     602 MAGAZINE                                            04/03/94
0007015750     RFB P CTTR 7190640                7190640               01/15/95
0007017856     SCANNER 158                       158                   05/15/95
0007017857     RFB F PROC 1041264                1041264               05/15/95
0007017858     FRT ON SYSTEM 11                                        05/15/95
0007017859     RFB PRNTR 7179712                 7179712               05/15/95
0007017860     RFB P PROC 3890290                3890290               05/15/95
0007017861     RFB OC TBL JOB 416                7120416               05/15/95
0007018886     K CPY PRT STAT-8963084            8963084-8983850-8996  05/28/95
0007018887     SLIDE & NEG.SCANNER               8963084-8983850-8996  05/28/95
0000800068     SIGNS                                                   06/25/95
0000801511     2 TABLES                                                07/23/95
0000802251     SIGN SET OF 12" POLISED B                               09/17/95
0000802252     SIGN SET OF 7" BRASS LAM                                09/17/95
0000803722     FURNITURE                                               05/22/95
0000805406     USE TAX                                                 01/14/96
0004511723     MERCURY SIGN                                            12/11/83
0004511925     BRONZE METAL SIGN CHANGE                                01/09/84
0004523241     65-2123/2450 CEILING FAN                                02/06/86
0004526938     65-4270/1 2 CEILING FANS                                06/26/86
0004526974     65-4845/6 2 CEILING FANS                                12/11/86
0004547449     TILE FOR STORE REMODEL                                  05/01/90
0007018170     D.H.SCHMIDT FURN.& FIXTUR                               05/12/95
0007018403     REAL ESTATE DEPT.COST                                   04/30/95
0000803721     LHI CONST.                                              05/22/95
0000803725     LHI ARCH.                                               05/22/95
0004511019     USED ARCHITECT SERVICES                                 05/29/83

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41279 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004511020     USED BLUEPRINT SERVICES                               05/29/83
0004511021     USED ENGINEERING SERVICES                             05/29/83
0004511022     USED CONSTRUCTION CONTRCT                             05/29/83
0004511023     USED CABINETS/FRT                                     05/29/83
0004511024     USED KD CABINET                                       05/29/83
0004511025     USED FLOORING                                         05/29/83
0004547451     MISC LEASEHOLD FOR REMODL                             05/01/90
0007010872     HVAC REPAIR,TAX                                       04/03/94
0004545883     6974 CSHRG 23-0005923             23-0005923          03/06/90
0004551047     BUY LEASE 1520 IGD5314879                             02/06/91
0007003876     CSH RG 23-AR865                   23-AR865            12/06/92
0000800113     AIR DUCTWORK                                          07/23/95
0000803674     ELECTRIC AT CONSTRUCTION                              07/23/95
0000803723     SPECIAL PURPOSES                                      05/22/95
0004547450     SLATWALL                                              05/01/90


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41304
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000007520     DENSTM 8398                       8398                10/17/90
0004507988     FRT ON SILVER RECOVERY                                08/21/84
0004514013     947 SRU 69JA0592                  69JA0592            05/01/84
0004515501     651200 LEADER TAB PULLER                              08/21/84
0004536566     6415 ENLRGR 5710217               5710217             09/18/88
0004537029     6282 FPROC 7917395200             7917395200          07/24/88
0004537030     6282 PRNTR 8528016160             8528016160          07/24/88
0004537031     6282 PPROC 8538016160             8538016160          07/24/88
0004537032     65-6282 SCAN KIT                                      07/24/88
0004537033     65-6282 GC ATTCH                                      07/24/88
0004537034     65-6282 DP KIT                                        07/24/88
0004551298     RFB D PROC 1101900                1101900             04/03/91
0007004541     PHOTO VISION BOOTH                                    01/10/93
0007009479     120-PRINT KIT,TAX,FRT.                                12/12/93
0007009480     120-LENS UNIT,TAX,FRT.                                12/12/93
0007010336     USED ENL 5710079                  5710079             02/06/94
0007010361     6X7 LENS UNIT,TAX                                     02/06/94
0007013294     RFB ENLRGR 5710079                                    09/29/94
0007013295     FRT ON RFB ENLRGR                                     09/29/94
0007013601     REALESTATE DEPT COST                                  10/16/94
0000802762     TENN SALES TAX AUDIT                                  02/06/95
0000805400     USE TAX                                               01/14/96
0007013470     SIGN                                                  09/29/94
0007015824     CASEWORK                                              09/29/94
0007015826     CARPET                                                09/29/94
0007015828     MARLITE PANELS                                        09/29/94
0007015830     DOORS                                                 09/29/94
0007015831     FIXTURES                                              09/29/94

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41304 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0007015832     DRYWALL/PAINTING                                      09/29/94
0007015833     HVAC                                                  09/29/94
0007015834     PLUMBING                                              09/29/94
0007015835     ELECTRIC                                              09/29/94
0007015836     SPRINKLER/SMOKE DETECTOR                              09/29/94
0007015837     CERAMIC TILE/FRT.                                     09/29/94
0004546310     7001 CSHRG 23-0005926             23-0005926          04/03/90
0007015813     HVAC                                                  09/29/94
0007015815     PLUMBING                                              09/29/94
0007015818     ELECTRIC                                              09/29/94
0007015820     CERAMIC TILE                                          09/29/94


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J89
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004474760     SR UNT 9209403                    9209403             03/08/90
0004520560     LDR PLR U7140098                  7140098             08/21/85
0007006293     DENSTM 10578                      10578               06/19/93
0007006311     RFB PRT/PRC 2070066               2070066             06/19/93
0007006312     RFB F PROC 1910071                1910071             06/19/93
0007006313     RFB ENL PT 7080703                7080703             06/19/93
0007006314     RFB ENL PC 3910705                3910705             06/19/93
0007006315     FRT ON RFB SYSTEM                                     06/19/93
0007006316     FRT ON RFB ENLRGR                                     06/19/93
0007006585     PF DEPT EQUIP LB & EXPENS                             06/16/93
0007006719     FURN.LABOR & TRANS.                                   05/30/93
0007007215     NEON SIGN-J89FP1                                      06/27/93
0007007219     CUSTOM CABINET & ACCESS.P                             06/27/93
0007009728     CASEWORK                                              06/16/93
0007015566     DEC.'94 USE TAX                                       01/15/95
0007009729     HVAC(50%)                                             06/16/93
0007009734     ELECTRIC(25%)                                         06/16/93
0007006295     CSH RG 23-GP521                   23-GP521            06/19/93
0007009724     DISPLAY WALL PANEL                                    06/16/93
0007009725     HVAC(50%)                                             06/16/93
0007009726     ELECTRIC(75%)                                         06/16/93
0007013593     REPLACE STOREFRONT WINDOW                             09/18/94


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J92
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0003925900     DENSTM 780                        780                 03/01/85
0004453970     PR UNT                                                04/20/88
0004521749     2990 SRU 69KK1154                 69KK1154            02/06/86
0004531917     5105 OC TBL 7121176               7121176             07/24/87
0004534003     5853 DENSTM 003482                003482              03/06/88
0004542205     5105 PPROC 5260052                5260052             07/24/87
0004542206     5105 PRNTR 7890216                7890216             07/24/87
0004542209     5105 P CTTR 7900216               7900216             07/24/87
0004544777     2-1-2 CONVERSION                                      09/18/89
0004550071     GC ATTCH                                              11/13/90
0007007899     DENSTM 10260                      10260               09/27/93
0007008266     RFB ENLRG PT 7080363              7080363             10/20/93
0007008267     RFB ENLRG PC 3910366              3910366             10/20/93
0007008282     RFB SYSTEM 7890216                                    10/20/93
0007008283     RFB F PROC 1040449                1040449             10/20/93
0007008284     FRT ON RFB SYSTEM                                     10/20/93
0007008285     FRT ON RFB ENLRGR                                     10/20/93
0007008298     LDR PLR 8415227                   8415227             10/20/93
0007008782     GRAND OPENING COST                                    10/17/93
0007009021     PF EQUIP LABOR                                        10/20/93
0007009754     EQUIP.ARCH.FEES                                       10/20/93
0007008917     SIGN & PERMIT                                         11/14/93
0007009115     2 MATTEBLACK SHELF UNITS                              12/12/93
0007009195     3-SQRE.STRGE.CABINETS                                 12/12/93
0007009196     GLASS DISPLAY,RAD.                                    12/12/93
0007009197     CUSTOM CORNER,RAD.                                    12/12/93
0007009198     C.& W.,RAD.-L.H.                                      12/12/93
0007009199     PHOTO-FIN.CAB.,RAD.                                   12/12/93

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41J92 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0007009200     SQRE.CUSTOM BACKBAR                                   12/12/93
0007009743     STANDING SHELVES                                      10/20/93
0007009744     TRACK LIGHTING                                        10/20/93
0007009745     SIGN                                                  10/20/93
0007011796     NEON SIGN                                             02/06/94
0007015567     DEC.'94 USE TAX                                       01/15/95
0007009746     DRYWALL/PAINTING                                      10/20/93
0007009747     PAINT,STAIN,ZOLATONE                                  10/20/93
0007009748     HVAC(50%)                                             10/20/93
0007009749     PLUMBING(25%)                                         10/20/93
0007009750     ELECTRIC(25%)                                         10/20/93
0007009751     SPRINKLER                                             10/20/93
0007009752     CERAMIC TILE                                          10/20/93
0007009753     LHI ARCH.FEES                                         10/20/93
0007011806     HVAC--CONSTR CHGBACKS                                 02/07/94
0007009568     CSH RG 23-GN866                   23-GN866            01/16/94
0007009735     SUSPENDED CEILING                                     10/20/93
0007009736     DISPLAY WALL PANEL                                    10/20/93
0007009737     GLASS & GLAZING                                       10/20/93
0007009738     SECURITY GATE                                         10/20/93
0007009739     HVAC(50%)                                             10/20/93
0007009740     PLUMBING(75%)                                         10/20/93
0007009741     ELECTRIC(75%)                                         10/20/93
0007009742     CERAMIC TILE                                          10/20/93


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46J93
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004522147     3028 PR UNT 6692692               6692692             02/06/86
0004523202     3176 ENL PRT 7080809              7080809             05/01/86
0004523203     3176 ENL PRC 3910811              3910811             05/01/86
0004535073     0953 SRU 69JB0640                 69JB0640            05/01/84
0004549700     LDR PLR 8412735                   8412735             11/13/90
0007009209     DENSTM.11053                                          12/12/93
0007009534     GRAND OPENING COST                                    12/12/93
0007009545     RFB PRNTR 7890159                 7890159             01/16/94
0007009546     RFB P PROC 4410105                4410105             01/16/94
0007009547     RFB F PROC 1040033                1040033             01/16/94
0007009548     RFB OC TBL 7121123                7121123             01/16/94
0007009549     RFB P CTTR N/A                                        01/16/94
0007009557     FRT ON RFB SYSTEM                                     01/16/94
0007009565     RFB CHG ENLRGR 7080809                                01/16/94
0007009566     FRT ON RFB ENLRGR                                     01/16/94
0007010215     ARCHITECT FOR EQUIPMENT                               01/05/94
0007009113     FURN & FIX & FRT                                      12/12/93
0007009530     FOX GRAPHIC.1-HR.LAB SIGN                             01/16/94
0007010218     FURN & FIX DRD CONSTRUCTI                             01/05/94
0007010444     SIGN & PERMIT                                         03/06/94
0007015568     DEC.'94 USE TAX                                       01/15/95
0007010213     ARCHITECT FOR LEASEHOLD                               01/05/94
0007010222     LEASHOLD IMPROVE DRD CONS                             01/05/94
0007011807     LEASEHOLD IMPROVEMENTS                                02/07/94
0004553260     CSH RG 23-23BWAY8                 23-23BWAY8          08/21/91
0007010220     SPEC PURPOSE DRD CONSTRUC                             01/05/94
0007010456     UPGRADE HVAC ELECT LIGHT                              02/08/94

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46016
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000803694     SLIDE MOUNTER                     KG7318              10/15/95
0003480500     F PROC 1040715                    1040715             12/01/83
0003480600     PRNTR 7170680                     7170680             12/01/83
0003480700     P PROC 4020023                    4020023             12/01/83
0003480900     OC TBL 7120665                    7120665             12/01/83
0003481000     PR UNT 6691932                    6691932             12/01/83
0003481200     D PROC 1101245                    1101245             12/01/83
0003481300     NORITSU L0-1515 DISC CONV                             12/01/83
0003481400     P CTTR 7190723                    7190723             12/01/83
0003744103     LDR PLR 7141192                   7141192             09/01/84
0003972200     VIDEO TRANSFER UNIT                                   04/01/85
0004324710     ENLRGR 7080324/3910483            7080324/3910483     05/01/86
0004449490     COPY NEGATIVE MACHINE                                 02/01/88
0004460550     RV F PROC 1980144                 1980144             09/01/88
0004460560     SLIDE MTR 8820237                 8820237             09/01/88
0004461220     LDR PLR 8140050                   8140050             10/02/88
0004465780     INTRNEG PRNTR 9800469             9800469             04/05/89
0007003491     GREETING CARD ATTACH                                  12/06/92
0007010910     C41,EP2,&601 FLD CONV                                 02/06/94
0007011291     FILM PROC.810209                                      05/01/94
0003445100     OFFICE FUR2-CHAIRS                                    12/01/83
0003446000     COLOR ENLARGEMENT DISPLAY                             12/01/83
0003462800     SPARTAN QC DESK                                       01/01/84
0003473000     SHOWCASE COUNTER                                      12/01/83
0003473300     STAND + COUNTER                                       12/01/83
0003473400     HALLMARK FIXTURES                                     12/01/83
0003494900     NEON-ILLUMINATED SIGN                                 01/01/84
0004462590     FREIGHT ON SPARTAN SHOWCA                             01/01/89

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46016
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004466810     COLOR STRIPES                                         05/25/89
0007007206     CARPETING                                             05/30/93
0003472700     L/H IMPR M/L CONSTRUCTION                             12/01/83
0003472800     PLMB ELECTPLUMBING + ELEC                             12/01/83
0003472900     CENT AC HVCENT HEAT + AIR                             12/01/83
0003473100     L/H IMPR COMP. FLOOR INST                             12/01/83
0003782600     HANDRAIL + INSTALLN                                   11/01/84
0004235100     AWNING FOR ML FRONT                                   02/01/86
0004424390     ADD'L AC SYSTEM + INSTALL                             08/01/86
0004467120     CONDENSING UNIT                                       04/28/89
0004481240     NATURAL GAS HEATER                                    02/01/91
0004482300     NEW AIR CONDITIONING UNIT                             03/29/91
0007000984     CSH RG 23-DV060                   23-DV060            07/19/92


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46017
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000801556     SIGNAGE-"FOX PHOTO" BUILD                             07/23/95
0003529700     F PROC 1040958                    1040958             04/01/84
0003529701     PRNTR 7170812                     7170812             04/01/84
0003529702     P PROC 4020041                    4020041             04/01/84
0003529703     LDR PLR 7140997                   7140997             04/01/84
0003529704     PR UNT 6692186                    6692186             04/01/84
0003529705     OC TBL 7120809                    7120809             04/01/84
0003529706     D PROC 1101407                    1101407             04/01/84
0003529707     NORITSU L0-1515 DISC CONV                             04/01/84
0003529708     P CTRR 7190861                    7190861             04/01/84
0003537500     DENSTM 266                        266                 04/01/84
0004434560     SRU 30211                         30211               02/01/87
0004512669     5902 LD PLR 7140583               7140583             03/06/84
0004552890     7190 LDR PLR 8411822              8411822             06/26/91
0007008294     RFB ENLRGR 3910044                3910044             10/25/93
0007008295     FRT ON RFB ENLRGR                                     10/25/93
0007008813     GREETING CARD ATTACHMENT                              09/22/93
0007010901     EP2 & C41 FIELD CONV                                  02/06/94
0003525000     DURAPLY SIGNS--2803                                   03/01/84
0003536300     PREFAB M/L BLDG--2803                                 04/01/84
0003536302     M/L CRANE CHRGS                                       05/01/84
0003536600     CUSTOM P/F + WRAP COUNTER                             04/01/84
0003537100     MINI BLINDS                                           04/01/84
0003537200     DESK + FILM CABINET                                   04/01/84
0003537300     SPLICING +SLEEVER TABLE                               04/01/84
0003538400     FLOOR SAFE                        65343               04/01/84

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46017
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0003536700     L/H IMPR GENERAL L/H IMPR                             04/01/84
0003536701     L/H IMPR ADD'L L/H IMPRV                              05/01/84
0003544400     L/H IMPR WALLCOVERING                                 04/01/84
0003782700     GEN L/H IMPROV                                        10/01/84
0007003964     HVAC REPAIR                                           11/08/92
0007005827     PAINT STORE INSIDE & OUT                              04/04/93
0007000983     CSH RG 23-DP641                   23-DP641            07/19/92
0007003963     HVAC REPAIR                                           11/08/92


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46018
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0003509203     LDR PLR 7140855                   7140855             02/01/84
0004201400     F PROC 1310147                    1310147             12/01/85
0004201401     P PROC 4410111                    4410111             12/01/85
0004201402     PRNTR 7890111                     7890111             12/01/85
0004201403     LDR PLR 8131450                   8131450             12/01/85
0004201404     PR UNT 6692570                    6692570             12/01/85
0004201405     OC TBL 7121118                    7121118             12/01/85
0004201406     D PROC 1102440                    1102440             12/01/85
0004201407     NORITSU L0-1515 DISC CONV                             12/01/85
0004201408     P CTTR 7900111                    7900111             12/01/85
0004212600     DENSTM 1014                       1014                12/01/85
0004434570     SRU 30212                         30212               02/01/87
0004483010     DENSTM 589/566                    589/566             06/11/91
0004511426     DENSTM 952                        952                 01/09/84
0004520758     DENSTM U000284                    284                 05/29/85
0007008291     FRT ON RFB ENLRGR                                     10/25/93
0007008292     RFB ENL 7080273/3910275           7080273/3910275     10/25/93
0007008814     GREETING CARD ATTACHMENT                              09/22/93
0007010902     EP2 & C41 FIELD CONV                                  02/06/94
0004197000     COUNTERS BAR UNITS + CABI                             12/01/85
0004213100     PREFAB ML BLDG                                        12/01/85
0004234500     MINI BLINDS                                           01/01/86
0004196800     GEN L/H IMPROV                                        12/01/85
0004213200     CENTRAL A/C + HEAT SYSTEM                             12/01/85
0007007200     REPAIR DAMGE TO WALLS                                 05/30/93
0007000982     CSH RG 23-DV061                   23-DV061            07/19/92

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46019
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0003616800     F PROC 1041013                    1041013             09/01/84
0003616801     P PROC 4020070                    4020070             09/01/84
0003616802     PRNTR 7170851                     7170851             09/01/84
0003616803     LDR PLR 7141118                   7141118             09/01/84
0003616804     PR UNT 6692253                    6692253             09/01/84
0003616805     OC TBL 7120851                    7120851             09/01/84
0003616806     ACCESS FOR PRTR                                       09/01/84
0003616807     D PROC 1101651                    1101651             09/01/84
0003616808     NORITSU L0-1515 DISC CONV                             09/01/84
0003616809     P CTTR 7190905                    7190905             09/01/84
0004038400     DENSTM 945                        945                 05/01/85
0004434580     SRU 30213                         30213               02/01/87
0004468970     DENSTM 007253                     007253              08/28/89
0004531625     2290 LDR PLR 8410882              8410882             08/21/87
0007008815     GREETING CARD ATTACHMENT                              10/20/93
0007010903     EP2 & C41 FIELD CONV                                  02/06/94
0007015753     RFB ENLRGR 7080597                7080597             01/15/95
0007015754     FRT ON RFB ENLRGR                                     01/15/95
0003618300     FLOOR SAFE                        569851              09/01/84
0003693100     DESK + CHAIR                                          09/01/84
0003710100     P/F COUNTERS + LAB TABLES                             09/01/84
0004426910     ML PREFAB BLDG.                                       10/01/86
0004426980     BACK BAR UNIT                                         10/01/86
0004426990     PHOTOFINISHING COUNTER                                10/01/86
0004427000     CASH WRAP COUNTER                                     10/01/86

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46019 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004565013     BLDG. TRANSPORTATION                                  01/01/87
0004426920     CENTRAL A/C SYSTEM                454689              10/01/86
0004426960     GENERAL L/H IMPROVEMENTS                              10/01/86
0007005826     PAINT STORE INSIDE & OUT                              04/04/93
0007000975     CSH RG 23-AZFKC                   23-AZFKC            07/19/92
</TABLE



BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46020
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004439900     SRU 10847                         10847               07/01/87
0004440350     DENSTM 1405                       1405                07/01/87
0004441150     LDR PLR 8410042                   8410042             07/01/87
0004536534     65-6422 SR UNT 000247             247                 09/18/88
0007010511     RFB PRT/PRC 2070156               2070156             03/06/94
0007010512     RFB F PROC 1910159                1910159             03/06/94
0004440290     BACK BAR UNIT                                         07/01/87
0004440300     BACK BAR UNIT                                         07/01/87
0004440310     BACK BAR UNIT                                         07/01/87
0004440320     HALLMARK FIXTURES                                     07/01/87
0004441390     22' X 7' FOX LOGO SIGN                                07/01/87
0004441610     ML 1 HR SIGN 22" X 7'                                 07/01/87
0004442840     SPLICING TABLE                                        07/01/87

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46020 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004442850     SPARTAN SLEEVER TABLE                                 07/01/87
0004442860     CASH WRAP COUNTER                                     07/01/87
0004442870     PHOTOFINISHING COUNTER                                07/01/87
0004442880     FILM CABINET                                          07/01/87
0004461580     1 HR LAB SIGN                                         10/02/88
0004468440     NEON SIGN                                             08/09/89
0004488030     LAMIN ARCHIE FIXTURES                                 01/07/92
0004440330     ARCHITECTURAL                                         07/01/87
0004441720     ML CONSTRUCTION                                       07/01/87
0004444510     INSTLN. OF EXIT LIGHTS                                07/01/87
0007001027     CSH RG 23-AXVV1                   23-AXVV1            07/19/92

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46022
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0003480800     LDR PLR 7140788                   7140788             12/01/83
0003743000     INSTALLATION OF M/L                                   09/01/84
0003744100     F PROC 1041036                    1041036             09/01/84
0003744101     P PROC 4020083                    4020083             09/01/84
0003744102     PRNTR 7170864                     7170864             09/01/84
0003744104     PR UNT 6692279                    6692279             09/01/84
0003744105     OC TBL 7120864                    7120864             09/01/84
0003744106     ACCESSORIES FOR PRTR.                                 09/01/84
0003744107     D PROC 1101750                    1101750             09/01/84
0003744108     NORITSU L0-1515 DISC CONV                             09/01/84
0003744109     P CTTR 7190918                    7190918             09/01/84
0003754200     DENSTM 632 593/537                00632 R.E. 593/537  09/01/84
0004434590     SRU 30215                         30215               02/01/87
0004479530     SRU 30432                         30432               11/14/90
0007008816     GREETING CARD ATTACHMENT                              09/22/93
0007010904     EP2 & C41 FIELD CONV                                  02/06/94
0003748200     PREFAB ML BLDG                                        09/01/84
0003748400     COUNTERS, TABLES + BAR UN                             09/01/84
0003753700     SHELVES                                               09/01/84
0003753800     FIXTURES CHAIR + DESK                                 09/01/84
0003754000     MINI BLINDS                                           09/01/84
0004468450     NEON SIGN                                             08/09/89
0000804259     HVAC REPAIR                                           02/04/96
0003748300     CENTRAL AIR COND + HEAT                               09/01/84
0003748500     GEN L/H IMPROVS                                       09/01/84
0004473660     WATER HEATER                      E18959001           02/01/90
0007000987     CSH RG 23-DP509                   23-DP509            07/19/92

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46023
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0003594800     F PROC 1041005                    1041005             07/01/84
0003594801     P PROC 4020062                    4020062             07/01/84
0003594802     PRNTR 7170843                     7170843             07/01/84
0003594803     LDR PLR 7141110                   7141110             07/01/84
0003594804     PR UNT 6692245                    6692245             07/01/84
0003594805     OC TBL 7120843                    7120843             07/01/84
0003594806     PRINTER ACCESSORIES                                   07/01/84
0003594807     P CTTR 7190897                    7190897             07/01/84
0003632100     DENSTM 00580                      00580               07/01/84
0003639500     DENSTM 648/1000                   648/1000            08/01/84
0003684600     D PROC 1101620                    1101620             07/01/84
0004434550     SRU 30210                         30210               02/01/87
0004434600     SRU 30215                         30215               02/01/87
0004463490     DENSTM 940                        940                 01/15/89
0004467990     DENSTM 1992                       1992                07/24/89
0004531020     10232 ENLPC U3910439              3910439             09/18/87
0004531021     10233 ENLPRT 7080434U             7080434             09/18/87
0007007922     RFB CHG ENLRG 7080434                                 09/19/93
0007007923     FRT ON RFB ENLRGR                                     09/19/93
0007008817     GREETING CARD ATTACHMENT                              09/22/93
0007010905     EP2 & C41 FIELD CONV                                  02/06/94
0003631400     SIGNAGE FOR M/L                                       07/01/84
0003631600     SPLICING TABLE                                        07/01/84
0003631700     2 COUNTERS+ BAR UNITS                                 07/01/84
0003633500     REGULAR DESK                                          07/01/84
0003633700     MINI BLINDS                                           07/01/84
0003684700     FLOOR SAFE                        57442               07/01/84
0003743100     MINI BLINDS                                           10/01/84

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46023
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0003913200     SIGNS                                                 03/01/85
0004468460     NEON SIGN                                             08/09/89
0003631800     GENERAL L/H IMPROV                                    07/01/84
0003684800     PLUMBING + ELECTRC WORK                               07/01/84
0003684900     CENTRAL AIR COND. + HEAT                              07/01/84
0003782800     GEN L/H IMPROV                                        10/01/84
0004448220     WATER HEATER                                          01/01/88
0007000986     CSH RG 23-DV059                   23-DV059            07/19/92
0000803603     HVAC CONDENSOR AIR HANDLE                             11/12/95



BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46024
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0003380800     DENSTM 968                        968                 07/01/83
0004100200     F PROC 1041033                    1041033             08/01/85
0004100201     P PROC 4410147                    4410147             08/01/85
0004100202     PRNTR 7890147                     7890147             08/01/85
0004100203     LDR PLR 8130630                   8130630             08/01/85
0004100204     PR UNT 6692647                    6692647             08/01/85
0004100205     OC TBL 7121086                    7121086             08/01/85
0004100206     D PROC 1102279                    1102279             08/01/85

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 46024 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004100207     NORITSU L0-1515 DISC CONV                             08/01/85
0004100208     P CTTR 7900147                    7900147             08/01/85
0004119400     DENSTM 00576                      576                 08/01/85
0004434610     SRU 30216                         30216               02/01/87
0004544763     DENSITOMETER 003501               3501                06/26/89
0004564126     7351 DENSTM 009280                9280                02/02/92
0007008818     GREETING CARD ATTACHMENT                              10/17/93
0007010906     EP2 & C41 FIELD CONV                                  02/06/94
0004118900     COUNTERS, BAR UNITS, TABL                             08/01/85
0004145700     MINI BLINDS                                           08/01/85
0004177600     1HR LAB SIGN                                          09/01/85
0004118800     GENERAL L/H IMPROVEMENTS                              08/01/85
0004177700     PLUMBING + ELECTRICAL                                 08/01/85
0004177800     CENTRAL A/C + HEAT SYSTEM                             08/01/85
0007000985     CSH RG 23-DP618                   23-DP618            07/19/92


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47G53
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000003250     LDR PLR 8412896                   8412896             12/02/89
0000003260     SRU 0001926                       1926                12/02/89
0000003270     DENSTM 007572                     007572              12/02/89
0000003280     FC500 FILM CLEANER                PO64473             12/02/89
0004485520     F PROC 1930865                    1930865             08/18/91
0004485530     PRNTR 2070762                     2070762             08/18/91
0000004330     SIGN                                                  12/02/89
0000004570     SLEEVER TABLE                                         12/02/89
0000004580     CLOTHES STORAGE LOCKER                                12/02/89
0000004590     COMPUTER CABINET                                      12/02/89
0000004600     STORAGE CABINET                                       12/02/89
0000004610     FILM STORAGE                                          12/02/89
0000004620     CASH WRAP COUNTER                                     12/02/89
0000004630     RETAIL COUNTER                                        12/02/89
0000004640     PHOTOFINISHING COUNTER                                12/02/89
0000004650     FILM PREP TABLE                                       12/02/89
0000004660     FILM DROP TABLE                                       12/02/89
0000007160     LIGHTED SIGN                                          05/14/90
0007002552     SALES & USE TAX AUG 92                                09/13/92
0007015175     CASEWORK                                              08/21/94
0007015569     DEC.'94 USE TAX                                       01/15/95
0000004400     INSTALLATION OF LAB                                   12/02/89
0000005380     ELECTRICAL WIRING                                     01/09/90
0007000981     CSH RG 23-DV350                   23-DV350            07/19/92


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47G55
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000002910     SRU 001841                        1841                11/22/89
0000002920     DENSTM 007579                     007579              11/22/89
0004471890     LDR PLR 8412720                   8412720             09/25/89
0004485480     F PROC 1930868                    1930868             08/18/91
0004485490     PRNTR 2070770                     2070770             08/18/91
0007015176     CASEWORK/FRT                                          11/13/94
0007015570     DEC.'94 USE TAX                                       01/15/95
0007000980     CSH RG 23-DT928                   23-DT928            07/19/92



BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47G56
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000002950     LDR PLR 8412698                   8412698             11/19/89
0000002960     DENSTM 997587                     997587              11/19/89
0000002970     FC500 FILM CLEANER                PO64448             11/19/89
0000002990     SRU 1882                          1882                11/19/89
0004485440     F PROC 1930798                    1930798             08/18/91
0004485450     PRNTR 2070756                     2070756             08/18/91
0000004340     SIGN                                                  11/19/89
0000004470     CLOTHES LOCKER STORAGE                                11/19/89
0000004480     COMPUTER CABINET                                      11/19/89

                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47G56 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000004490     STORAGE CABINET                                       11/19/89
0000004500     PHOTOFINISHING CABINET                                11/19/89
0000004510     CASH WRAP COUNTER                                     11/19/89
0000004520     CUSTOM CABINET                                        11/19/89
0000004530     STORAGE CABINET                                       11/19/89
0000004540     FILM PREP TABLE                                       11/19/89
0000004550     FILM DROP UNIT                                        11/19/89
0000004560     SLEEVER TABLE                                         11/19/89
0007002554     SALES & USE TAX AUG 92                                09/13/92
0007015571     DEC.'94 USE TAX                                       01/15/95
0000003440     FENCE                                                 11/19/89
0000004440     INSTALLATION OF LAB                                   11/19/89
0000005160     GENERAL LEASEHOLD IMPROVE                             12/27/89
0007000979     CSH RG 23-DV178                   23-DV178            07/19/92


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47G57
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000003200     LDR PLR 8412824                   8412824             12/02/89
0000003210     SRU 1927                          1927                12/02/89
0000003230     FC500 FILM CLEANER                PO64474             12/02/89
0003073300     DENSTM 1337                       1337                01/01/83
0004474710     LDR PLR 8410486                   8410486             03/16/90
0004485500     F PROC 1930850                    1930850             08/18/91
0004485510     PRNTR 2070769                     2070769             08/18/91
0000003980     SLEEVER TABLE                                         12/02/89
0000003990     STORAGE CABINET                                       12/02/89
0000004000     PHOTOFINISHING COUNTER                                12/02/89
0000004010     FILM DROP UNIT                                        12/02/89
0000004020     FILM STORAGE CABINET                                  12/02/89
0000004030     CASH WRAP COUNTER                                     12/02/89
0000004040     FILM PREP TABLE                                       12/02/89
0000005360     NEON SIGN                                             12/29/89
0007002555     SALES & USE TAX AUG 92                                09/13/92
0007015572     DEC.'94 USE TAX                                       01/15/95
0000004410     INSTALLATION OF LAB                                   12/02/89
0000005400     ELECTRICAL WIRING                                     01/09/90
0000003240     TEC 206 CASH REGISTER             9T500438            12/02/89
0007000978     CSH RG 23-DP633                   23-DP633            07/19/92


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47JD1
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004486050     F PROC 11150983                   11150983            08/18/91
0004486060     PRNTR/PROC 2070960                2070960             08/18/91
0007017551     FRT ON 901 SYSTEM                                     05/11/95
0007017552     REFURB 901 SYSTEM                                     05/11/95
0000803622     SIGNS & BANNERS                                       12/10/95
0000803628     SIGNAGE WIRING                                        11/12/95
0000803834     FURNITURE                                             05/11/95
0000805402     USE TAX                                               01/14/96
0000806077     SIGNAGE BY ACCENT                                     01/28/96
0007018402     REAL ESTATE DEPT.COST                                 04/30/95
0007018762     FIXTURES BY SCHMIDT                                   05/11/95
0000803833     LHI CONSTRUCTION                                      05/11/95
0007001133     CSH RG 23-BBDBR                   23-BBDBR            07/19/92
0007001276     CSH RG 23-BAWFH                   23-BAWFH            07/19/92
0000803835     SPECIAL PURPOSES                                      05/11/95


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47JD4
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000802204     REALESTATE DEPT COST                                  05/28/95
0004428840     LDR PLR 84310979                  84310979            10/01/86
0004485600     F PROC 2970473                    2970473             08/18/91
0004485610     PRNTR/PROC 2070771                2070771             08/18/91
0007018530     FRT ON 901                                            06/23/95
0007018537     RFB CHG ON 2070771/297047                             06/23/95
0000803132     SIGNAGE INSTALL WIRING                                11/12/95
0000803624     SIGNS & BANNERS                                       12/10/95
0000805403     USE TAX                                               01/14/96
0000806074     SIGNAGE BY ACCENT                                     01/28/96
0007000948     CSH RG 23-AZFXC                   23-AZFXC            07/19/92
0007001029     CSH RG 23-XHBB8-DM                23-XHBB8            07/19/92
0000803803     SECURITY FENCE                                        04/30/95
0007018861     KIOSK,WALLS,ELECTRICAL                                06/25/95


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47JD5
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000802203     REALESTATE DEPT COST                                  05/28/95
0004486230     F PROC 2970573                    2970573             08/18/91
0004486240     PRNTR/PROC 2070764                2070764             08/18/91
0004548201     7090 LDR PLR 8411704              8411704             08/21/90
0007018531     FRT ON 901                                            06/23/95
0007018536     RFB CHG ON 2070764/297057                             06/23/95
0000803625     SIGNS & BANNERS                                       12/10/95
0000806075     SIGNAGE BY ACCENT                                     01/28/96
0007001275     CSH RG 23-AZFWH                   23-AZFWH            07/19/92
0000803802     SPC. PURP. SEC FENCE                                  04/30/95
0007018862     KIOSK,CASES,ELECTRICAL                                06/25/95


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47JD6
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000800098     PUMP STATION                      9507401             06/25/95
0000800879     DENSITOMETER 11688                                    06/25/95
0000801093     FRT ON 901 &C41                                       07/05/95
0000801094     RFB 901 2070300/1910127                               07/10/95
0000801107     REALESTATE DEPT COST                                  06/25/95
0004484880     F PROC 191-0127                   1910127             08/18/91
0004486160     PRNTR/PROC 2070300                2070300             08/18/91
0000803131     SIGNAGE INSTALL                                       11/12/95
0000803623     SIGNS & BANNERS                                       12/10/95
0000803840     WALLS&WIRING                                          07/13/95
0000805404     USE TAX                                               01/14/96
0000806076     SIGNAGE BY ACCENT                                     01/28/96
0007001023     CSH RG 23-BABRK                   23-BABRK            07/19/92
0007018893     SECURITY FENCE                                        06/25/95



                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47JF2
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000800102     SLEEVER                           13051487            06/25/95
0000802205     REALESTATE DEPT COST                                  05/28/95
0004486210     F PROC 2970498                    2970498             08/18/91
0004486220     PRNTR/PROC 2070772                2070772             08/18/91
0004512874     LD PLR 7140397                    7140397             03/06/84
0004514546     LDR PLR 8411644                   8411644             07/24/84
0004543060     DENSTM 004500                     004500              11/13/89
0007008235     DENSTM 2834                       2834                06/28/93
0007018533     FRT ON SYSTEM 901                                     06/23/95
0007018534     RFB CHG ON 2070772/297049                             06/23/95
0000801854     INTERIOR SIGNAGE                                      08/20/95
0000803838     WALL CASING                                           06/22/95
0000805405     USE TAX                                               01/14/96
0007001278     CSH RG 23-AZCBP                   23-AZCBP            07/19/92
0007018894     4X8 SECURITY FENCE,TOP,GA                             06/25/95


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47TW3
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000003110     LDR PLR 8412831                   8412831             11/18/89
0000003130     DENSTM 007580                     007580              11/18/89
0004485460     F PROC 1930855                    1930855             08/18/91
0004485470     PRNTR 2070755                     2070755             08/18/91
0007001987     GRAND OPENING CHARGE                                  02/07/92
0007002475     PF EQUIP LABOR CHARGE                                 03/29/92
0007002868     EQUIP INSTALLATION                                    02/07/92
0007001711     SIGNAGE                                               05/24/92
0007002556     SALES & USE TAX AUG 92                                09/13/92
0007000518     INSTALL WIRING                                        04/26/92
0007013475     MISC LEASEHOLD                    & CK 1253072        08/13/94
0007000977     CASHRG 23-DV342                   23-DV342            07/19/92


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47TY4
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0000003120     SRU 001883                        1883                11/18/89
0003971700     VIDEO TRANSFER UNIT                                   04/01/85
0004485740     PRNTR/PROC 2070847                2070847             08/18/91
0004522867     3465 SRU 69KM1200                 69KM1200            05/01/86
0007000838     LDR PLR 8414351                   8414351             06/21/92
0007006015     RFB PRT/PRC 2070847                                   05/15/93
0007006017     RFB F PROC 1910122                1910122             05/15/93
0007006019     FRT ON RFB SYSTEM                                     05/15/93
0007006129     DENSTM 10570                      10570               05/20/93
0007006495     PF GRAND OPENING DEPT                                 05/02/93
0007006580     PF DEPT EQUIP LB & EXPENS                             05/20/93
0007008237     SR UNT 1296                       1296                06/28/93
0007014421     K-CPY.PT.STA.5000263              5000263             08/16/94
0007006330     1-HR.SIGN & INSTALLATION                              05/30/93
0007006331     STORAGE CABINET & CRATE C                             05/30/93
0007010085     FURN & FIX SHIPPING                                   05/20/93
0007010341     WALL SIGN@ KROGER                                     02/06/94
0007010476     SIGN FILM ROLL FOAM LOGO                              02/16/94
0007015573     DEC.'94 USE TAX                                       01/15/95
0007001253     CSH RG 23-AZRZY                   23-AZRZY            07/19/92
0007010084     ELECTIC FOR EQUIP MOVING                              05/20/93


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47021
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004446850     SRU 30338                         30338               12/01/87
0004446870     DENSTM 3116                       3116                06/01/87
0004447070     LDR PLR 8411065                   8411065             06/01/87
0004468070     NORITSU GREETING CARD ATT                             07/20/89
0004471850     F PROC 1930832                    1930832             09/25/89
0004471860     P PROC                                                09/25/89
0004471870     PRNTR 2970743                     2970743             09/25/89
0004471880     ENVELOPER 8581906                 8581906             09/25/89
0004472030     KINGSLEY GREETING CARD AT                             08/10/89
0007009564     GRAND OPENING COST-T11                                12/12/93
0004446960     SPARTAN SPLICING TABLE                                06/01/87
0004446970     SPARTAN SLEEVER TABLE                                 06/01/87
0004446980     FILM CABINET                                          06/01/87
0004446990     CASH WRAP COUNTER                                     06/01/87
0004447000     PHOTOFINISHING COUNTER                                06/01/87
0004447010     HALLMARK FIXTURES                                     06/01/87
0004447020     2'X 8' NEON "1-HR LAB" SI                             06/01/87
0004462940     SIGN                                                  01/01/89
0004468430     NEON SIGN                                             08/09/89
0007009214     48"P.F.CABINET                                        12/12/93
0007009215     48"CASH & WRAP                                        12/12/93
0007009216     FURN.FRT.                                             12/12/93
0007012491     CASEWORK FREIGHT                                      07/24/94
0007013488     STORAGE CABINETS                                      08/21/94
0004446230     POWER MAX WAT GAS HEATER                              12/01/87
0004446940     ARCHITECTURAL + BLUEPRINT                             06/01/87


                                              SCHEDULE 1 (a)(1)

                          LIST OF FIXED ASSETS (continued)
BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 47021 (CONTINUED)
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0004448110     A/C ECONOMIZER + FAN CYCL                             01/01/88
0004448230     VINYL TILE + INSTALLATION                             01/01/88
0004448240     PLUMBING + ELECTRIC                                   01/01/88
0004448250     CONSTRUCTION OF MINI LAB                              01/01/88
0007011810     FINAL CONSTR CHGS                                     02/07/94
0007001026     CSH RG 23-AXVX8                   23-AXVX8            07/19/92




BOOK ID:           CORP.
CONTROL ENTITY:    CPIU
LOCATION: 41B12
    ASSET      DESCRIPTION                       SERIAL #            FIN SVC DATE
0003042800     LDR PLR 7140198                   7140198             12/01/82


                                             SCHEDULE 1 (a)(2)

SCHEDULE OF INVENTORY - DISTRICT 23

DAYS OPEN                        REGULAR       ENL.
PER WEEK  LOCATION  CHEMSITRY    PAPER        PAPER
   7      41  B12     2,859.39   2,023.50     228.13
   7      41  H84     2,377.31     732.68     175.90
   7      41  H85     2,655.46     612.50     261.19
   7      41  J16     2,304.49     855.18     352.87
   7      41  J28     2,283.93     523.72     543.70
   7      41  142       860.17     538.45     175.90
   7      41  250     1,535.73   1,539.63     101.28
   7      41  251     2,571.73   1,685.67     319.82
   7      41  266     1,954.46     809.40     351.79
   7      41  276     5,130.42     367.50      61.83
   7      41  277     3,301.25     918.75     454.14
   7      41  279     1,383.57     671.43     480.85
                     ---------  ---------   --------
D-23 TOTAL           29,217.91  11,278.40   3,507.40
                     =========  =========   ========



SCHEDULE OF INVENTORY - DISTRICT 23 (continued)
                                 SINGLE-USE  REGULAR
LOCATION     FILM    ACCESSORIES  CAMERAS    CAMERAS
41  B12     3,778.44   4,685.78      32.29      25.39
41  H84     1,287.70   2,962.46     188.15     120.00
41  H85     6,493.19   5,513.62     271.25       0.00
41  J16     3,240.21   6,097.51      39.33       0.00
41  J28     4,091.68   4,326.74     258.55      60.00
41  142     6,610.19   4,698.46     781.60       9.99
41  250     5,864.29   3,539.43     307.57       0.00
41  251     4,120.23   4,056.88     193.82      49.95
41  266     5,766.65   5,694.12     121.15      70.00
41  276     8,847.39   6,154.01     234.05       0.00
41  277     5,543.15   5,434.09     434.63       0.00
41  279     5,182.59  13,244.75     315.78       0.00
            --------  ---------   --------     ------
D-23 TOTAL 60,825.71  66,407.85   3,178.17     335.33
           =========  =========   ========     ======

                                             SCHEDULE 1 (a)(2)

SCHEDULE OF INVENTORY - DISTRICT 23 (continued)

            PROMO.   PRODUCTION    TOTAL         PETTY
LOCATION    FRAMES   MATERIALS   INVENTORY        CASH
41  B12       272.66     676.71   $14,582.29     300.00
41  H84         0.00     425.93    $8,270.13     200.00
41  H85         0.00     665.62   $16,472.83     200.00
41  J16       230.29   1,215.05   $14,334.92     200.00
41  J28       106.04   1,632.29   $13,826.65     200.00
41  142       121.73     912.64   $14,709.13     200.00
41  250       242.10     996.79   $14,126.81     200.00
41  251       162.65   1,134.27   $14,295.03     300.00
41  266       182.01     525.73   $15,475.31     200.02
41  276         0.00   1,638.76   $22,433.96     200.00
41  277       149.30   1,053.82   $17,289.13     200.00
41  279       259.91     844.74   $22,383.61     200.00
            --------  ---------  -----------   --------
D-23 TOTAL  1,726.69  11,722.35  $188,199.81   2,600.02
            ========  =========  ===========   ========

                                             SCHEDULE 1 (a)(2)

SCHEDULE OF INVENTORY - DISTRICT 60

DAYS OPEN                        REGULAR       ENL.
PER WEEK  LOCATION  CHEMSITRY    PAPER        PAPER

   7      41  B26     1,353.48      74.00      330.48
   7      41  F40     1,471.37     918.75      202.55
   7      41  J09     1,374.05     633.50      437.08
   7      41  J23     1,254.88     806.68      364.10
   7      41  J36     1,899.58   1,397.34      667.44
   7      41  J44     2,423.69   1,544.00      325.72
   7      41  J49     1,903.95   2,228.18      539.51
   7      41  304     1,863.81   1,007.71      454.14
                     ---------   --------    --------
D-60 TOTAL           13,544.81   8,610.15    3,321.02
                     =========   ========    ========



SCHEDULE OF INVENTORY - DISTRICT 60 (continued)
                                 SINGLE-USE  REGULAR
LOCATION     FILM    ACCESSORIES  CAMERAS    CAMERAS
41  B26     1,823.11   3,030.84      168.00      0.00
41  F40     3,301.83   2,488.90       84.35      0.00
41  J09     4,310.77   2,261.40       67.50      0.00
41  J23     3,421.82   1,586.80       53.65      0.00
41  J36     3,293.05   4,367.96      256.25      9.99
41  J44     3,407.30   1,639.51      120.00      0.00
41  J49     2,668.01   2,521.14       87.50      0.00
41  304     2,348.50   5,081.72       67.50      0.00
           ---------  ---------      ------      ----
D-60 TOTAL 24,574.39  22,978.27      904.75      9.99
           =========  =========      ======      ====

                                             SCHEDULE 1 (a)(2)

SCHEDULE OF INVENTORY - DISTRICT 60 (continued)

            PROMO.   PRODUCTION    TOTAL       PETTY
LOCATION    FRAMES   MATERIALS   INVENTORY     CASH
41  B26       106.15   1,356.02   $8,242.08      0.00
41  F40       184.24     735.08   $9,387.07    200.00
41  J09         0.00     249.01   $9,333.31    200.00
41  J23       316.19     527.13   $8,331.24    200.07
41  J36       292.97     365.61  $12,550.19    200.00
41  J44       236.47   1,047.32  $10,744.01    200.00
41  J49       207.84     966.02  $11,122.14    200.00
41  304       304.77     706.60  $11,834.75    200.00
            --------   --------  ----------  --------
D-60 TOTAL  1,648.63   5,952.79  $81,544.81  1,400.07
            ========   ========  ==========  ========



































                                             SCHEDULE 1 (a)(2)

SCHEDULE OF INVENTORY - DISTRICT 61

DAYS OPEN                        REGULAR       ENL.
PER WEEK  LOCATION  CHEMSITRY    PAPER        PAPER
   7      41  F13     1,772.33       0.00      318.71
   7      41  F76     2,140.97     584.22      127.93
   7      41  H30     3,786.15     515.50    1,051.17
                      --------   --------    --------
D-61 TOTAL            7,699.45   1,099.72    1,497.81
                      ========   ========    ========



SCHEDULE OF INVENTORY - DISTRICT 61 (continued)
                                 SINGLE-USE  REGULAR
LOCATION     FILM    ACCESSORIES  CAMERAS    CAMERAS
41  F13     3,911.11   2,088.42       33.75    184.85
41  F76     4,913.37   5,923.44      499.80    138.00
41  H30     5,176.88   6,893.20        6.05      0.00
           ---------  ---------      ------    ------
D-61 TOTAL 14,001.36  14,905.06      539.60    322.85
           =========  =========      ======    ======



SCHEDULE OF INVENTORY - DISTRICT 61 (continued)

            PROMO.   PRODUCTION    TOTAL       PETTY
LOCATION    FRAMES   MATERIALS   INVENTORY     CASH
41  F13       264.45     867.37   $9,440.99    198.15
41  F76       116.48     696.45  $15,140.66    200.00
41  H30       477.86     738.59  $18,645.40    200.00
              ------   --------  ----------    ------
D-61 TOTAL    858.79   2,302.41  $43,227.05    598.15
              ======   ========  ==========    ======

                                             SCHEDULE 1 (a)(2)

SCHEDULE OF INVENTORY - DISTRICT 67

DAYS OPEN                        REGULAR       ENL.
PER WEEK  LOCATION  CHEMSITRY    PAPER        PAPER
   7      41  F38     1,036.55     395.03      166.30
   7      41  H86     3,473.26   1,556.75      185.49
   7      41  H87       329.59      61.25        0.00
   7      41  J78     1,373.37   1,079.20      463.74
   5      46  J89         0.00       0.00        0.00
   7      46  J92     1,834.96     551.25      117.27
   7      46  J93     1,119.97   1,339.39      229.21
   6      46  016     2,472.85   1,138.26      261.19
   7      46  017     1,571.88     322.52      123.66
   7      46 018      1,344.48   1,408.00      422.24
   6      46 019      1,857.66     241.89      101.28
   6      46 020        158.54     209.46        0.00
   6      46 022      1,541.01   1,370.71      123.66
   7      46 023        962.88     967.56       61.83
   6      46 024      1,410.78     806.30       85.29
   7      47 G53        623.77     307.08        0.00
   7      47 G55        378.56     471.57        0.00
   7      47 G56        511.29     172.18        0.00
   7      47 G57        445.71     404.70        0.00
   7      47 JD1      1,043.79     404.70        0.00
   7      47 JD4        991.48      67.45        0.00
   7      47 JD5      1,306.24   1,011.75        0.00
   7      47 JD6        888.11     472.15        0.00
   7      47 JF2        936.06     875.70        0.00
   7      47 TW3      1,537.17   1,145.50        0.00
   7      47 TY4        414.72     337.25        0.00
   7      47 021        455.27     134.90        0.00
          45 T11          0.00       0.00        0.00
                     ---------   ---------   --------
D-67 TOTAL           30,019.95   17,252.50   2,341.15
                     =========   =========   ========

                                             SCHEDULE 1 (a)(2)

SCHEDULE OF INVENTORY - DISTRICT 67 (continued)
                                 SINGLE-USE  REGULAR
LOCATION     FILM    ACCESSORIES  CAMERAS    CAMERAS
41  F38     4,966.62     986.35       78.30      0.00
41  H86     4,085.71   1,121.30        0.00      0.00
41  H87     2,676.41   2,306.45      350.65      0.00
41  J78     3,307.29   3,093.31        0.00      0.00
46  J89         0.00       0.00        0.00      0.00
46  J92     4,314.22   2,739.97      296.69      0.00
46  J93     2,131.42   2,386.03       78.75      0.00
46  016     8,946.95   5,944.36      437.40    242.45
46  017     4,239.23   2,640.06      465.30      0.00
46  018     9,118.02   3,161.29      343.15      0.00
46  019     3,242.46   2,783.54       40.95      0.00
46  020     2,291.64   5,182.27       27.80      0.00
46  022     4,000.18   3,452.18      191.80     59.94
46  023     6,394.52   3,489.24      161.00      0.00
46  024     1,777.25   2,986.24       93.20     19.98
47  G53        0.00      244.95        0.00      0.00
47  G55        0.00      640.83        0.00      0.00
47  G56        0.00      299.43        0.00      0.00
47  G57        0.00      484.83        0.00      0.00
47  JD1        0.00        0.00        0.00      0.00
47  JD4        0.00      293.30        0.00      0.00
47  JD5        0.00      616.55        0.00      0.00
47  JD6        0.00      501.36        0.00      0.00
47  JF2       35.95    1,130.12        0.00      0.00
47  TW3       37.00      367.85        0.00      0.00
47  TY4      465.61      417.38        0.00      0.00
47  021      260.74      336.33       78.00      0.00
45  T11        0.00      305.95        0.00      0.00
           ---------  ---------    --------    ------
D-67 TOTAL 62,291.22  47,911.47    2,642.99    322.37
           =========  =========    ========    ======
















                                             SCHEDULE 1 (a)(2)

SCHEDULE OF INVENTORY - DISTRICT 67 (continued)

            PROMO.   PRODUCTION    TOTAL          PETTY
LOCATION    FRAMES   MATERIALS   INVENTORY        CASH

41 F38          0.00   1,011.53     $8,640.68        200.00
41 H86         19.93     735.07    $11,177.51        150.00
41 H87          0.00     280.00     $6,004.35          0.00
41 J78          0.00       0.00     $9,316.91        150.00
46 J89          0.00       0.00         $0.00          0.00
46 J92         65.80     221.58    $10,141.74        250.00
46 J93        521.58     204.77     $8,011.12        135.00
46 016        163.14   1,001.94    $20,608.54        150.00
46 017        295.20     460.48    $10,118.33        200.00
46 018        174.37     677.74    $16,649.29        200.00
46 019        212.00     615.94     $9,095.72        150.00
46 020         72.38       3.95     $7,946.04          0.00
46 022        436.04     595.06    $11,770.58        200.00
46 023        478.24     127.70    $12,642.97        200.00
46 024        537.89     259.50     $7,976.43        150.00
47 G53        133.12     380.65     $1,689.57        136.73
47 G55        174.72     128.43     $1,794.11        100.00
47 G56          3.29     202.47     $1,188.66        150.00
47 G57         99.84     167.90     $1,602.98        100.00
47 JD1         12.48      76.20     $1,537.17        150.00
47 JD4          0.00     225.25     $1,577.48        150.00
47 JD5          0.00     175.15     $3,109.69        150.00
47 JD6        153.92   1,157.15     $3,172.69        150.00
47 JF2          0.00     363.86     $3,341.69        200.00
47 TW3          0.00     229.77     $3,317.29        100.00
47 TY4         49.92      49.20     $1,734.08        200.00
47 021          4.16     182.14     $1,451.54        200.00
45 T11          0.00     196.15       $502.10          0.00
            --------   --------   -----------      --------
D-67 TOTAL  3,608.02   9,729.58   $176,119.25      3,921.73
            ========   ========   ===========      ========


                                             SCHEDULE 1 (a)(2)

SCHEDULE OF INVENTORY - OVERALL TOTAL
                 REGULAR          ENL.
CHEMSITRY        PAPER           PAPER

$80,482.12       $38,240.77      $10,667.38
==========       ==========      ==========




SCHEDULE OF INVENTORY - OVERALL TOTAL (continued)
                             SINGLE-USE   REGULAR
FILM          ACCESSORIES     CAMERAS     CAMERAS

$161,692.68   $152,202.65   $ 7,265.51   $ 990.54
===========   ===========   ==========   ========




SCHEDULE OF INVENTORY - OVERALL TOTAL (continued)

PROMO.       PRODUCTION     TOTAL       PETTY
FRAMES       MATERIALS    INVENTORY     CASH
$ 7,842.13   $29,707.13   $489,090.91   $ 8,519.97
==========   ==========   ===========   ==========





SCHEDULE OF INVENTORY - OVERALL TOTAL (continued)

TOTAL INVENTORY - LESS $5,000 PER LOCATION

$239,090.91
===========

                                                 SCHEDULE 4 (h)

                        KEY CREDITORS
Vendor Listings per Location  ( Vendors > $5,000)

                                           Total Paid
Loc      Vendor                              FY '95
41B12    C.V. Investments                  $55,380.09
         Eastman Kodak                     $35,725.27

41H84    Commonwealth Edison                $5,308.76
         Eastman Kodak                     $23,669.41
         Milwaukee Golf Development Co     $41,898.51

41H85    Eastman Kodak                     $38,262.12
         Envirocam                          $9,277.79
         Olympus America Inc                $5,356.20
         Woodfield Associates              $81,598.37

41J16    Commonwealth Edison                $5,529.62
         Eastman Kodak                     $17,868.36
         Northfield Center                 $36,139.66

41J28    Charwil Associated L/Prtsh        $42,990.50
         City of St Charles                 $5,270.69
         Eastman Kodak                     $22,771.33

41142    Commonwealth Edison               $10,293.84
         Eastman Kodak                     $38,020.00
         Pehrson Long Assoc Inc            $57,972.60

41250    Eastman Kodak                     $54,832.40
         Lakehust Joint Venture            $34,932.72

41251    Eastman Kodak                     $35,977.79
         Agfa Division of Bayer Corp        $5,368.50
         Northwoods Development            $55,699.16

41266    Eastman Kodak                     $47,841.14
         Holson Burnes Company              $6,646.35
         JMB Properties                    $45,003.98

41276    Commonwealth Edison                $7,220.35
         Eastman Kodak                     $43,247.38
         M & J/Harlem Mortgage L/P         $38,693.67

41277    Commonwealth Edison                $8,990.45
         Eastman Kodak                     $36,072.84
         Golf Plaza II                     $32,936.81

                                                 SCHEDULE 4 (h)

                KEY CREDITORS (continued)
Vendor Listings per Location  ( Vendors > $5,000)

                                           Total Paid
Loc      Vendor                              FY '95
41279    Eastman Kodak                     $68,849.12
         Holson Burnes Company             $20,410.35
         Olympus America Inc               $20,089.73
         PF WCE Northbrook CT Inc          $90,159.71
         U S Construction Inc             $145,798.49
         United Electric Supply Co          $5,966.95

41B26    Eastman Kodak                     $26,013.33
         Yarmouth Grp Property Mngt Inc.   $31,719.40

41F40    Eastman Kodak                     $32,416.69
         Lebcon Assoc Ltd Inc              $48,201.94

41J09    Bellevue Assoc                    $46,322.76
         Eastman Kodak                     $28,198.36
         Noritsu America Corp               $5,478.37

41J23    Eastman Kodak                     $18,954.01
         Nashland Assoc                    $35,409.98
         Nashville Elec Service             $5,018.53

41J36    Blakeway World Wide Panorama       $5,006.13
         Eastman Kodak                     $25,708.16
         Galleria Assoc Inc                $46,527.17
         Holson Burnes Company              $5,718.08

41J44    Eastman Kodak                     $27,786.14
         Nashville Elec Service             $5,057.21
         Seven Mill Creek L/P              $34,793.73

41J49    Eastman Kodak                     $27,577.78
         Nashland Assoc                    $45,494.70

41304    CBL & Assoc Mngt Inc              $12,759.05
         Eastman Kodak                     $15,522.14

41F13    Eastman Kodak                     $47,953.07
         Florida Mall Assoc                $53,719.82
         Florida Power Corp                 $6,676.94





                                                 SCHEDULE 4 (h)

                KEY CREDITORS (continued)
Vendor Listings per Location  ( Vendors > $5,000)

                                           Total Paid
Loc      Vendor                              FY '95
41F76    City of Leesburg                   $6,121.36
         Eastman Kodak                     $25,539.30
         Gen Growth Mgmt Inc               $29,150.38
         Agfa Division of Bayer Corp        $5,664.17

41H30    Eastman Kodak                     $27,244.52
         Florida Power Light                $5,056.87
         Melbourne JCP Assoc               $47,724.36

41F38    Camelot RE Corp                   $30,561.09
         Eastman Kodak                     $28,599.72
         Georgia Power Co                   $7,755.45

41H86    Colonial Properties Inc           $42,926.72
         Eastman Kodak                     $37,004.81

41H87    Columbus Mall Inc                 $26,887.27
         Eastman Kodak                     $19,024.69
         Georgia Power Co                   $6,216.70

41J78    Calpers Peachtree Mall            $33,912.18
         Eastman Kodak                     $48,193.02
         Georgia Power Company              $7,667.32
         Holson Burnes Company              $6,137.62

46J89    Eastman Kodak                     $76,292.40

46J92    Eastman Kodak                     $32,580.77
         Georgia Power Company              $5,748.85
         Northpoint Mall L D               $50,115.72

46J93    Bradshaw Venture L/P              $37,795.20
         Canon U.S.A. Inc                   $8,409.12
         Eastman Kodak                     $31,866.45
         Georgia Power Company              $8,643.47

46016    Eastman Kodak                     $91,298.59
         Georgia Power Company             $11,535.95
         Maxwell Properties Inc            $40,243.51
         Noritsu America Corp               $6,805.93




                                                 SCHEDULE 4 (h)

                KEY CREDITORS (continued)
Vendor Listings per Location  ( Vendors > $5,000)

                                           Total Paid
Loc      Vendor                              FY '95
46017    Briarcliff Vill. Assoc. Ltd       $24,682.83
         Eastman Kodak                     $60,849.39
         Georgia Power Company             $10,626.75

46018    Eastman Kodak                     $59,167.32
         Gwinnett Mall Corners             $33,761.46
         Jackson Electric Membership        $9,636.74

46019    Eastman Kodak                     $28,334.92
         Eliot Properties                  $25,159.44
         Georgia Power Company              $7,991.23

46020    Cobb E.M.C.                        $5,997.59
         CWE/JRS                            $6,033.75
         Eastman Kodak                     $24,631.35
         Sprayberry Square Holdings I      $23,997.28

46022    Cobb E.M.C.                        $9,036.25
         Eastman Kodak                     $38,392.38
         Powers Ferry Partners LP          $26,214.33

46023    Eastman Kodak                     $50,615.41
         Georgia Power Company              $8,343.64
         Noro-Dunwoody Village Hldngs      $19,368.98

46024    Cobb E.M.C.                        $6,984.06
         Eastman Kodak                     $30,317.66
         Merchant's Walk Associate         $32,733.30

47G53    Eastman Kodak                     $17,233.45
         Kroger Company                     $8,000.00

47G55    Eastman Kodak                     $25,055.69
         Kroger Company                     $8,609.80

47G56    Eastman Kodak                     $24,726.54
         Kroger Company                    $15,087.40

47G57    Eastman Kodak                     $18,862.21
         Kroger Company                     $8,000.00

47JD1    Eastman Kodak                     $35,895.71


                                                 SCHEDULE 4 (h)

                KEY CREDITORS (continued)
Vendor Listings per Location  ( Vendors > $5,000)

                                           Total Paid
Loc      Vendor                              FY '95
47JD4    Eastman Kodak                     $33,097.10

47JD5    Eastman Kodak                     $19,784.41

47JD6    Eastman Kodak                     $16,284.52
         M & H Manufacturing Inc            $6,629.80

47JF2    Eastman Kodak                     $18,743.07
         M & H Manufacturing Inc            $6,102.98

47TW3    Eastman Kodak                     $19,018.88
         Kroger Company                     $8,003.70

47TY4    Eastman Kodak                     $28,589.16
         Kroger Company                     $9,513.40

47021    Eastman Kodak                     $28,061.68



























                                                 SCHEDULE 4 (l)


                          LITIGATION



None














































                                                    ITEM 5 (b)


           AMENDMENT TO ASSET PURCHASE AGREEMENT


THIS AMENDMENT TO THAT CERTAIN ASSET PURCHASE AGREEMENT, by and between Wolf Camera, Inc., a Georgia corporation ("Purchaser") and Fox Photo, Inc., a Delaware corporation, ("Seller"), dated as of April 15, 1996, (the "Purchase Agreement") is entered into as of this 3rd day of June, 1996.


For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby agree to amend the Purchase Agreement as follows:

1. Seller shall retain all accounts receivable arising from the operation of the Stores on or before the close of business on the Effective Closing Date of June 2, 1996, (the "Accounts
Receivable").

2. The Purchase Price shall be reduced by an amount equal to eighty percent (80%) of the amount of Accounts Receivable as of the Effective Closing
Date.

3. Paragraph 3 (e) of the Purchase Agreement shall be amended in its entirety to read as follows:

      Payment of Purchase Price. The Purchase Price shall be paid in full at Closing by wire transfer to Seller of immediately available funds; provided, however, that the total of the amounts payable pursuant to
      (i) paragraph 3 (b) for inventory in excess of an aggregate of Two Hundred Fifty Thousand Dollars
      ($250,000.00) and (ii) paragraph 3(c) to reimburse
      Seller for cash remaining in the Stores as of the Effective Closing Date less the adjustment provided for in paragraph 2 of this Amendment shall be paid within ten (10) days of Purchaser's receipt of Seller's invoice therefor.

4. Subject to the provisions of this Amendment, the parties hereby affirm and ratify the Purchase Agreement, and the Purchase Agreement shall remain in full force and effect as amended.






IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


Wolf Camera, Inc.,                    Fox Photo, Inc.
a Georgia corporation                 a Delaware corporation

By: /s/ Charles T. Wolf               By: /s/ Ted de Buhr
    -----------------------           --------------------------
        Charles T. Wolf                       Ted de Buhr

Title:  President                     Title:  President












































                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  June 13, 1996

























